Exhibit 10.2

BRAZE, INC.

AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: JULY 31, 2019

APPROVED BY THE STOCKHOLDERS: JULY 31, 2019

TERMINATION DATE: JULY 31, 2029

1. Purposes of the Plan. The purposes of this Plan are:

•	To attract and retain the best available personnel for positions of substantial responsibility;

•	To provide additional incentive to Employees, Directors and Consultants; and

•	To promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees (as defined below) as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code (as defined below), any stock exchange or quotation system on which the Common Stock (as defined below) is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock Award.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of an entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further, and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Braze, Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any person, including an advisor, engaged by the Company or a Parent (as defined below) or Subsidiary (as defined below) to render services to such entity.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator, in its discretion, may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, its Fair Market Value will be determined in good faith by the Administrator in a manner consistent with Section 409A of the Code or, in the case of an Incentive Stock Option, in a manner consistent with Section 422 of the Code.

(r) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(s) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(t) “Option” means a stock option granted pursuant to the Plan.

(u) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 10.

(v) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(w) “Participant” means the holder of an outstanding Award.

(x) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(y) “Permitted Transfer” means any Transfer of Shares acquired pursuant to an Award that is approved in writing by the Administrator.

(z) “Plan” means this Amended and Restated 2011 Equity Incentive Plan.

(aa) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(bb) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(cc) “Service Provider” means an Employee or Director of, or Consultant to, the Company. A change in the capacity in which the Participant renders service to the Company or any Parent or Subsidiary of the Company as an Employee, Director or Consultant or a change in the entity for which the Participant renders such service, shall not cause the Participant to cease to be a Service Provider provided that there is no interruption or termination of the Participant’s service with the Company or any Parent or Subsidiary of the Company.

(dd) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ee) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that is designated as a Stock Appreciation Right pursuant to Section 7.

(ff) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(gg) “Transfer” means, as the context may require, (a) any sale, assignment, pledge, hypothecation, mortgage, encumbrance or other disposition, whether by contract, gift, will, intestate succession, operation of law or otherwise, of all or any part of an Award or Shares issued thereunder, as applicable, or (b) any verb equivalent of the foregoing.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued pursuant to Awards under the Plan is 18,721,326 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) that were subject thereto will become available for future grant or sale under the Plan

(unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal three times the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees may administer the Plan with respect to different groups of Service Providers if so approved by the Board.

(ii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board, or (B) one or more Committees, which Committees will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted under the Plan; under the Plan;

(iii) to determine the number of Shares to be covered by each Award granted

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms and conditions of the Plan, of any Award granted under the Plan. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator determines;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 19(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(d));

(x) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 15;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all persons, including, all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Other Stock Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts and upon such terms and conditions as the Administrator, in its sole discretion, determines.

(b) Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculations will be performed in accordance with Code Section 422 and the Treasury Regulations promulgated thereunder.

(d) Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant of such Option. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant, or such shorter term as may be provided in the Award Agreement.

(e) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(e)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note having such terms and conditions as the Administrator shall determine in is sole discretion, to the extent permitted by Applicable Laws, (4) other Shares; provided, that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and; provided, further, that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) with respect to Nonstatutory Stock Options, by net exercise, (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Shareholder. Any Option granted under the Plan will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time in its sole discretion) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator, as provided in Section 6(e)(iii), and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. Unless specified otherwise in an Award Agreement, if a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination. Unless otherwise provided by the Administrator if, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. Unless specified otherwise in an Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent the Option is vested on the date of termination. Unless otherwise provided by the Administrator if, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. Unless specified otherwise in an Award Agreement, if a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary; provided, such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. Unless otherwise provided by the Administrator if, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as determined by the Administrator, in its sole discretion.

(b) (b) Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c) Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, determines.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference (x) between the Fair Market Value of a Share on the date of exercise and the exercise price by (y) the number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon a Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in a combination thereof.

8. Restricted Stock.

(a) (a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, determines.

(b) (b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, determines. Unless the Administrator determines otherwise, the Company, as escrow agent, will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) (c) Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) (d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it deems advisable or appropriate.

(e) (e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) (f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted under the Plan may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units to be granted.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be settled. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Unless otherwise provided by the Administrator in an Award Agreement, upon meeting the applicable vesting criteria, the Restricted Stock Units will be eligible for settlement as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any applicable vesting criteria.

(d) Form and Timing of Payment. Restricted Stock Units will be settled as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both. Notwithstanding anything to the contrary set forth herein, any Award of Restricted Stock Units granted under the Plan that is not exempt from the requirements of Section 409A of the Code will contain such provisions so that such Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, will be determined by the Administrator and contained in the Award Agreement.

(e) Cancellation. On the date(s) or on such terms set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited by the Participant to the Company.

10. Other Stock Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to other forms of Awards described herein. Subject to the provisions of the Plan, the Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

11. Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

12. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted under the Plan will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13. Limited Transferability of Awards.

(a) Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

14. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award; provided, however, that the Administrator will make such adjustments to an Award required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award. Any such adjustment made by the Administrator shall be final, binding and conclusive.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action unless otherwise determined by the Administrator.

(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control and, if so determined in the discretion of the Administrator, in connection therewith, such Awards shall accelerate as provided in the following paragraph; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) suspension of the exercise of Awards prior to the effective time of such transaction for such period as the Administrator determines is reasonably necessary to facilitate the negotiation and consummation of such transaction; (v) if an Award is eligible for “early exercise,” cancellation of any such “early exercise” rights upon such transaction, such that following the transaction, such Award may only be exercised to the extent vested; (vi) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (to the extent then vested and/or exercisable) as of the date of the occurrence of the transaction (and, for the avoidance of doubt if, as of the date of the occurrence of the transaction, the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (vii) any combination of the foregoing. Payments under subsection 14(c)(vi), above, may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies, and the Administrator, in its sole discretion, may condition a Participant’s right to receive such payment upon the Participant’s delivery of an agreement (x) acknowledging such escrows, earn outs, holdbacks or other contingencies, (y) appointing a representative to act on the Participant’s behalf following the transaction with respect to matters relating to the transaction, and/or (z) agreeing to or acknowledging any indemnification or other agreements or obligations required of recipients of proceeds pursuant to the transaction. In taking any of the actions permitted under this subsection 14(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly. Further, the Administrator may take different actions with respect to the vested and unvested portions of an Award.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof) as provided in Section 14(c)(i) above and the unvested portion of an Award would otherwise terminate without consideration therefor, then a Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted

Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, provided that that the exercise of Options and Stock Appreciation Rights not otherwise exercisable prior to such merger or Change in Control shall be subject to the consummation of such merger or Change in Control. For purposes of clarification only, if, for example, the Administrator terminates an Award in connection with a merger or Change in Control pursuant to Section 14(c)(ii) above, pursuant to the previous sentence, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of the Plan and Awards hereunder, an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration determined by the Administrator); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 14(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

15. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of any Award to the holder of such Award.

16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17. Date of Grant. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Administrator consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents or in uploading the terms of the Award to the Company’s electronic capitalization system, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents or as set forth in the Company’s electronic capitalization system.

18. 18. Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon its adoption by the Board. Unless sooner terminated under Section 19, it will continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations/Legal Documentation. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required. By accepting an Award, a Participant agrees to execute such documents and instructions as the Board may reasonably require for the Participant to be bound by such obligations. In the event that a Participant fails or refuses to execute such documents and instruments, such Participant’s Award (to the extent outstanding as of the date of the Change in Control) shall, unless otherwise determined by the Board, be canceled and be of no further force and effect upon the consummation of a Change in Control.

(c) Restrictions on Transfer of Shares. No Shares acquired pursuant to an Award may be Transferred, whether by a Participant or any other person or entity, except pursuant to a Permitted Transfer. As a condition to any Permitted Transfer, the person or entity to whom Shares are so Transferred shall be obligated to execute an agreement in form and substance prescribed by the Administrator under which the recipient agrees to be bound by the terms and conditions of the Plan. The restrictions imposed by this Section 20(c) shall terminate upon the earlier to occur of (i) the date on which the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act first becomes effective and (ii) a Change in Control.

(d) Other Rights and Voting Restrictions. Until the date on which the initial registration of the Shares under Section 12(b) or 12(g) of the Exchange Act first becomes effective, the Administrator may require a Participant, as a condition to receiving shares under the Plan, to become a party to a stock purchase agreement and/or a stockholders agreement or other similar agreement, in the form designated by the Administrator, pursuant to which the Participant grants to the Company and/or its other stockholders certain rights, including but not limited to co-sale rights, and/or agrees to certain voting and transfer restrictions with respect to the shares acquired by the Participant under the Plan.

21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22. Stockholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws.

BRAZE, INC. (THE “COMPANY”)

AMENDED AND RESTATED UK ADDENDUM TO 2011 EQUITY INCENTIVE PLAN AND AMENDMENT TO THE BRAZE, INC. 2011 EQUITY INCENTIVE PLAN (TOGETHER, THE “PLAN”)

UK ADDENDUM

1.	Purpose and eligibility

The purpose of this UK Addendum (“UK Addendum”) to the Braze, Inc. (the “Company”) 2011 Equity Incentive Plan, as amended (the “Plan”) is to enable the board of directors of the Company (the “Board”) to grant options and restricted stock units (together, the “Awards” and each, an “Award”) to certain employees and directors of the Company and its Subsidiaries who are based in the United Kingdom. Awards granted pursuant to the UK Addendum shall be unapproved for UK tax purposes. Any person to whom an Award has been granted under the UK Addendum is a Participant for the purposes of the Plan. Awards granted pursuant to the UK Addendum are granted pursuant to an “employees’ share scheme” for the purposes of the Financial Services and Markets Act 2000.

2.	Definitions

Definitions are contained in section 2 of the Plan, with the following additions or amendments:

(a) ”Control” (for the purposes of the definition of “Subsidiary” below) has the meaning contained in section 719 ITEPA.

(b) ”HMRC” means the UK HM Revenue and Customs.

(c) ”ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(d) ”Subsidiary” means a company (wherever incorporated) which for the time being is under the Control of the Company.

3.	Terms

Awards granted pursuant to the UK Addendum shall be governed by the terms of the Plan, subject to any such amendments set out below and as are necessary to give effect to section 1 of the UK Addendum, and by the terms of the individual Award agreement entered into between the Company and the Participant.

4.	Eligibility

Awards may only be granted under the UK Addendum to employees and directors of the Company and its Subsidiaries and section 5 of the Plan shall be modified accordingly.

5.	Withholding obligations

5.1

The Participant shall be accountable for any income tax and, subject to the following provisions, national insurance liability which is chargeable on any assessable income deriving from the grant, vesting, settlement, exercise or cancellation (whether for consideration or otherwise) (as applicable) of an Awards or cash or Shares acquired in respect of it or any additional share of cash consideration acquired as a result of a distribution of a dividend. In respect of such assessable income, the Participant shall indemnify the Company and (at the direction of the Company), any Subsidiary which is or may be treated as the employer of the Participant in respect of the following:

(a)

any income tax liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies to income tax under ITEPA and the PAYE regulations referred to in it; and

(b)

any national insurance liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to in it, such national insurance liability being the aggregate of:

(i)	all the employee’s primary Class 1 national insurance contributions; and

(ii)	all the employer’s secondary Class 1 national insurance contributions, (together, the “Tax Liabilities”).

5.2

Pursuant to the indemnity referred to in paragraph 5.1 above, the Participant shall make such arrangements as the Company requires to meet the cost of the Tax Liabilities, including at the direction of the Company, any of the following:

(a)

making a cash payment of an appropriate amount to the relevant employing Subsidiary whether by cheque, bank transfer or deduction from salary in time to enable such employing Subsidiary to remit the appropriate amount to HMRC before the 14th day following the end of the month in which the event giving rise to the Tax Liabilities occurred; or

(b)

appointing the Company as agent and/or attorney for the sale of sufficient Shares acquired pursuant to the exercise or settlement of the Award (as applicable) or pursuant to the grant, exercise, vesting or settlement of an Award (as applicable) to cover the Tax Liabilities and authorising the payment to the relevant Subsidiary of the appropriate amount (including all reasonable fees, commissions and expenses incurred by the relevant Subsidiary in relation to such sale) out of the net proceeds of sale of the Shares; or

(c)

entering into an election whereby the employing Subsidiary’s liability for secondary Class 1 national insurance contributions is transferred to the Participant on terms set out in the election and approved by HMRC.

6.	Section 431 election

Where the Shares to be acquired on exercise, vesting or settlement of an Award (as applicable) are considered to be “restricted securities” for the purposes of Part 7, Chapter 2 ITEPA (such determination to be at the sole discretion of the Company), it is a condition of grant, exercise, vesting or settlement (as determined by the Company) that the Participant (if so directed by the Company) enters into a joint election with the Company, or, if different, the relevant Subsidiary employing the Participant, pursuant to section 431, ITEPA electing that the market value of the Shares to be acquired be calculated as if the Shares were not “restricted securities”.

7.	Employment Rights

7.1

The Participant acknowledges that his terms of employment shall not be affected in any way by his or her participation in the Plan, which shall not form part of such terms (either expressly or impliedly), nor in any way entitle him or her to take into account such participation in calculating any compensation or damages on the termination of his or her employment for whatever reason (whether lawful or unlawful) which might otherwise be payable to him or her, and the Participant’s terms of employment shall be deemed to be varied accordingly.

7.2

The Plan is entirely discretionary and may be suspended or terminated by the Company at any time for any reason. Participation in the Plan is entirely discretionary and does not create any contractual or other right to receive future Awards or benefits in lieu of such Awards. All determinations with respect to future Awards will be at the sole discretion of the Company. Rights under the Plan are not pensionable.

Adopted by the Board on

14 May 2018

Amended and Restated by the Board on

                                                              2019

Amended and Restated by the Board on

March 26, 2021

BRAZE, INC.

AMENDED AND RESTATED 2011 EQUITY INCENTIVE

PLAN STOCK OPTION

AGREEMENT

Unless otherwise defined herein, the terms defined in the Amended and Restated 2011 Equity Incentive Plan (the “Plan”) of Braze, Inc., a Delaware corporation (the “Company”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”). By accepting the Option (as defined below) on the Carta electronic interface or other applicable electronic capitalization system (the “Platform”), the undersigned Participant shall be deemed to have executed the Option Agreement as of the date of such acceptance.

1.	NOTICE OF STOCK OPTION GRANT

(a) Option Terms and Conditions. Participant has been granted an Option (as defined below) to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement. The date of the grant, the vesting commencement date, the exercise price per share, the total number of shares granted, the type of Option granted and the vesting schedule are set forth on the Platform. This Option shall be exercisable, in whole or in part, only with respect to vested Shares. After the exercise of any of the vested Shares pursuant to this Agreement, such Shares will remain subject to the terms of the Plan.

(b) Termination Period: This Option shall be exercisable for ninety (90) days after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above or on the Platform and this Option may be subject to earlier termination as provided in Section 14 of the Plan.

Notwithstanding the foregoing, in the event that the Service Provider’s service with the Company is terminated for “Cause” or, if at the time of such termination, the Administrator determines that grounds for termination for Cause existed even if there is no determination at the time of termination that the termination was based on “Cause” as herein defined, then upon such termination of employment, the Option (whether vested or unvested) shall immediately terminate effective on the date of such termination of service and shall not be exercisable for any period following delivery of the notice of termination to such Service Provider. Solely for purposes of this Option Agreement, “Cause” means (i) conviction for , or the entry of a plea of guilty or no contest to, a violent felony or other crime evidencing moral turpitude, under United States federal or state law or foreign equivalent, or other crime by such Participant that is violent or evidences moral turpitude, and that causes or is reasonably likely to cause, the Company public disgrace or disrepute, or materially and adversely affects or is reasonably likely to materially and adversely affect, the Company’s operations, reputation or financial performance (and excluding crimes related to operating a motor vehicle or that, if committed outside the United States, would not be a felony if committed within the United States), (ii) fraud, embezzlement, theft or other actions evidencing moral turpitude, with respect to the Company and such other acts or omissions taken by such Participant in material violation of Company policies, rules or procedures, even if Participant has not been charged with a crime in connection with such acts or omissions,; or (iii) any material breach of any obligation or duty to the Company relating to confidentiality, non-competition, non-solicitation or proprietary rights that the Administrator reasonably determines in its sole judgment has had or is likely to have, a material adverse effect upon the Company.

In addition, in the event that Participant’s service as a Service Provider with the Company is terminated for Cause or, if at the time of such termination, the Administrator determines that grounds for termination for Cause existed, the Company will have the right (but not the obligation) to repurchase some or all of the shares of Common Stock issued in connection with the exercise of this Option at a per share price equal to the lesser of the per share Fair Market Value (as defined in the Plan) as of the date of such repurchase and the Exercise Price (as defined below). Such repurchase right may be exercised within (i) the six month period following the later of (x) the Participant’s exercise of the Option and acquisition of the shares of Common Stock and (y) the termination of the Participant’s service as a Service Provider or (ii) such longer period as may be agreed to by the Company and the Participant. The Company will give the Participant written notice of its intent to exercise this repurchase right (accompanied by payment for the shares of Common Stock so repurchased) within the applicable period. The Company may pay for the shares of Common Stock so repurchased in (A) cash, (B) by cancellation of any indebtedness owed by the Participant to the Company at such time or (C) through the issuance of a promissory note with an initial principal amount equal to the purchase price of such repurchased shares of Common Stock (or any combination of (A), (B) and (C)). In the event there is any change in the character or amount of any of the shares of Common Stock that are subject to the provisions of this Agreement, then in such event any and all new, substituted or additional shares or securities to which the Participant becomes entitled by reason of the Participant’s ownership of the shares of Common Stock will continue to be subject to the provisions of this Section with the same force and effect.

2.	AGREEMENT

(a) Grant of Option. The Administrator of the Company hereby grants to the Participant (“Participant”), an option (the “Option”) to purchase that number of Shares at the exercise price per Share (the “Exercise Price”), all of which shall be set forth in the notice of grant received by the Participant through the Platform, and which shall be subject to the terms and conditions of the Plan, which is incorporated into this Option Agreement by reference. Subject to Section 19 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant or on the Platform as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that the fair market value of the Option, or any part thereof, exceeds the $100,000 rule of Code Section 422(d), those Options representing such excess shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as an NSO granted under the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

(b) Exercise of Option.

(i) Right to Exercise. This Option shall be exercisable in whole or in part at any time after it has vested, subject to the applicable provisions of the Plan and this Option Agreement.

(ii) Method of Exercise. This Option shall be exercisable through the Platform pursuant to which the Participant will be required to indicate the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. In addition, the Platform will require the Participant to make payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of the aggregate Exercise Price, together with any applicable tax withholding, as reflected on the Platform, as well as all other documents and agreements required in connection with such exercise under the Plan and this Agreement.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option exercise is reflected on the Platform with respect to such Shares.

(c) Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, by its acceptance of this Option be deemed to have agreed to the Investment Representation Statement attached hereto as Exhibit A.

(d) Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any Option or contract to purchase, purchase any Option or contract to sell, grant any Option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period of one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto). The Participant acknowledges and agrees that the foregoing precludes the Participant from engaging in any hedging or other transactions designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any shares of Common Stock, or securities convertible into or exercisable or exchangeable for Common Stock, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the Participant.

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

(e) Method of Payment. Payment of the aggregate Exercise Price shall be made electronically by Participant through the Platform pursuant to such payment methods specified thereon.

(f) Restrictions on Exercise. This Option may not be exercised until it has vested, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

(g) Non-Transferability of Option.

(i) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(ii) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Common Stock of the Company under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

(h) Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

(i) Tax Obligations.

(i) Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise. At the time Participant exercises this Option, in whole or in part, and at any time thereafter as requested by the Company, Participant hereby authorizes withholding from payroll and any other amounts payable to Participant, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Parent or Subsidiary, if any, which arise in connection with the exercise of this Option.

(ii) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(iii) Tax Consequences. Participant agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes Participant’s tax liabilities. Participant will not make any claim against the Company, or any of its Officers, Directors, Employees, Parents or Subsidiaries, related to tax liabilities arising from this Option or Participant’s other compensation. Under Code Section 409A, an Option that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a

“discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination, and will not make any claim against the Company, or any of its Officers, Directors, Employees, Parents or Subsidiaries in such event.

(j) Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Company and Participant. This Option Agreement is governed by the laws of the State of Delaware (with the exception of its conflict of law provisions).

3. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges its review and acceptance of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Additionally, as a condition of Participant’s receipt of this Option, by accepting this Option, Participant hereby agrees that Participant shall execute the Transfer Restriction and Voting Agreement set forth in Exhibit B (the “Transfer Restrictions”) through the Platform. Participant has reviewed the Plan and this Option in their entirety (including, without limitation, the Transfer Restrictions), has had an opportunity to obtain the advice of counsel prior to accepting this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

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EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	BRAZE, INC.

SECURITY:	COMMON STOCK

NUMBER OF SECURITIES:

By accepting the Option granted to the Participant on the Platform pursuant to that certain Stock Option Agreement by and between the Company and the Participant on or around the date hereof (the “Option Agreement”), Participant shall be deemed to have executed this Investment Representation Statement as of the date of such acceptance. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Option Agreement. In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

a. Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

b. Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

c. In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

d. Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

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EXHIBIT B

TRANSFER RESTRICTION AND VOTING AGREEMENT

By accepting the Option granted to the Participant on the Platform pursuant to that certain Stock Option Agreement by and between the Company and the Participant on or around the date hereof (the “Option Agreement”), Participant shall be deemed to have executed this Transfer Restriction and Voting Agreement (this “Transfer Restriction and Voting Agreement”) as of the date of such acceptance. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Option Agreement.

Participant hereby acknowledges and agrees that all Shares acquired by Participant pursuant to an Award granted under the Plan on or prior to the date hereof shall be subject to the transfer, voting and other restrictions as set forth in this Transfer Restriction and Voting Agreement (the “Transfer Restrictions”), but only to the extent that such Shares are not already subject to more restrictive, transfer, voting and other restrictions (which shall continue to apply to such Shares).

(a) Transfer Restrictions

Shares will not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of in contravention of the provisions of this Agreement or any of the provisions of the Company’s Bylaws. Except as otherwise provided in this Agreement and in the Company’s Bylaws, the Shares may be sold, transferred, assigned, pledged, encumbered or otherwise disposed of only with the Company’s prior written consent, which consent may be withheld in the Company’s sole and absolute discretion. If the Company consents to such sale, transfer, assignment, pledge, encumbrance or other disposal of the Shares, the Company may require Participant to provide an opinion of Participant’s legal counsel and the counsel of the transferee (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration under applicable securities laws or, in the Company’s sole discretion, the Company otherwise satisfies itself that such transaction is exempt from registration under applicable securities laws. Such restrictions on transfer, however, will not apply to a transfer to the Company in pledge as security for any purchase money indebtedness incurred by Participant in connection with the acquisition of the Shares. In addition, in the Company’s sole discretion, each person (other than the Company) to whom the Shares are transferred (each, a “Transferee”) may be required, as a condition precedent to the validity of such transfer and waiver of such restrictions on transfer, acknowledge in writing to the Company that (a) the Company shall be indemnified and held harmless by such Transferee against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by the Company in connection with or resulting from any claim, action, suit or proceeding to which the Company may be a party or in which the Company may be involved by reason of such Transferee’s acquisition of the Shares, and (b) such Transferee is bound by the provisions of the Plan, the Option Agreement, this Agreement, the Master Voting Agreement (as defined below), as well as such other relevant documents and agreements, to the same extent the Shares would be so subject if retained by Participant.

(b) Other Rights and Voting Restrictions.

Until the date on which the initial registration of the Shares under Section 12(b) or 12(g) of the Exchange Act first becomes effective, the Administrator may require Participant to become a party to a stock purchase agreement and/or a stockholders agreement or other similar agreement, in the form designated by the Administrator, pursuant to which the Participant grants to the Company and/or its other stockholders certain rights, including but not limited to co-sale rights, and/or agrees to certain voting and transfer restrictions with respect to the shares acquired by the Participant under the Plan.

(c) Voting Agreement.

(i) Election and Removal of Directors. So long as the Participant owns any Shares, the Participant agrees that (i) the Participant shall vote the Shares to ensure that the members of the Board of Directors of the Company (the “Board”) will be designated and elected pursuant to the terms of that certain Fourth Amended and Restated Voting Agreement, dated as of September 24, 2018, by and among the Company and the Stockholders listed therein, as it may be amended and/or restated from time to time (the “Master Voting Agreement”), (ii) the Participant shall use the Participant’s best efforts, including, without limitation, voting or acting by written consent, with respect to all Shares that the Participant is entitled to vote and the Participant shall take all such actions, to cause the Board at all times to be constituted in accordance with this Section 3. The Participant agrees that on any vote regarding removal of a director designated pursuant to this Section 3, the Participant will vote all of the Shares that the Participant is entitled to vote pursuant to the terms of the Master Voting Agreement.

(ii) Other Stockholder Votes. Subject to Section 3(a) hereof, so long as the Participant owns any Shares: (i) the Participant agrees to vote on all matters requiring stockholder approval all of the Shares that the Participant is entitled to vote in accordance with the recommendation, if any, of the Company’s then current Chief Executive Officer; and (ii) in the event that the Company’s then current Chief Executive Officer does not make a recommendation on a matter requiring stockholder approval, the Participant may vote the Shares that the Participant is entitled to vote in accordance with the Participant’s wishes.

(iii) Termination of Voting Agreement. Notwithstanding the foregoing, the voting restrictions imposed by this Section 3 will terminate on the earlier to occur of: (i) the date on which the Participant no longer holds any Shares; and (ii) the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act.

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EXHIBIT E-1 BRAZE, INC.

2011 EQUITY INCENTIVE PLAN

UK ADDENDUM

STOCK OPTION AGREEMENT – UK EMPLOYEES ONLY

Unless otherwise defined herein, the terms defined in the Amended and Restated 2011 Equity Incentive Plan (the “Plan”) and the UK Addendum to the Plan (as Amended and Restated) (the “UK Addendum”) of Braze, Inc., a Delaware corporation (the “Company”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”). By accepting the Option (as defined below) on the Carta electronic interface or other applicable electronic capitalization system (the “Platform”), the undersigned Participant shall be deemed to have executed the Option Agreement as of the date of such acceptance.

1.	NOTICE OF STOCK OPTION GRANT

1. Option Terms and Conditions. Participant has been granted an Option (as defined below) to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement. The date of the grant, the vesting commencement date, the exercise price per share, the total number of shares granted, the type of Option granted and the vesting schedule are set forth on the Platform. This Option shall be exercisable, in whole or in part, only with respect to vested Shares. After the exercise of any of the vested Shares pursuant to this Agreement, such Shares will remain subject to the terms of the Plan.

2. Termination Period. This Option shall be exercisable, to the extent vested on the date of termination, for ninety (90) days after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable, to the extent vested on the date of termination, for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above or on the Platform and this Option may be subject to earlier termination as provided in Section 14 of the Plan.

Notwithstanding the foregoing, in the event that the Service Provider’s service with the Company is terminated for “Cause”, or, if at the time of such termination, the Administrator determines that grounds for termination for Cause existed even if there is no determination at the time of termination that the termination was based on “Cause” as herein defined, then upon such termination of employment, the Option (whether vested or unvested) shall immediately terminate effective on the date of such termination of service and shall not be exercisable for any period following delivery of the notice of termination to such Service Provider. Solely for purposes of this Option Agreement, “Cause” means (i) conviction for, or the entry of a plea of guilty or no contest to, a violent felony or other crime evidencing moral turpitude, under the United States federal or state law or foreign equivalent under applicable local law by such Participant that is violent or evidences moral turpitude, and that causes or is reasonably likely to cause, the Company public disgrace or disrepute, or materially and adversely affects or is reasonably likely to materially and adversely affect, the Company’s operations, reputation or financial performance, (and excluding crimes related to operating a motor vehicle or that, if committed outside the United States, would not be a felony if committed within the United States) (ii) fraud, embezzlement, theft or other actions evidencing moral turpitude, with respect to the Company and such other acts or omissions taken by such Participant in material violation of Company policies, rules or procedures, even if Participant has not been charged with a crime in connection with such acts or omissions; or (iii) any material breach of any obligation or duty to the Company relating to confidentiality, non-competition, non-solicitation or proprietary rights that the Administrator reasonably determines in its sole judgment has had or is likely to have, a material adverse effect upon the Company. For the purposes of this paragraph, references to “Company” shall include the entity engaging the Participant as a Service Provider where applicable.

In addition, in the event that Participant’s service as a Service Provider is terminated for Cause or, if at the time of such termination, the Administrator determines that grounds for termination for Cause existed, the Company will have the right (but not the obligation) to repurchase some or all of the shares of Common Stock issued in connection with the exercise of this Option at a per share price equal to the lesser of the per share Fair Market Value (as defined in the Plan) as of the date of such repurchase and the Exercise Price (as defined below). Such repurchase right may be exercised within (i) the six month period following the later of (x) the Participant’s exercise of the Option and acquisition of the shares of Common Stock and (y) the termination of the Participant’s service as a Service Provider or (ii) such longer period as may be agreed to by the Company and the Participant. The Company will give the Participant written notice of its intent to exercise this repurchase right (accompanied by payment for the shares of Common Stock so repurchased) within the applicable period. The Company may pay for the shares of Common Stock so repurchased in (A) cash, (B) by cancellation of any indebtedness owed by the Participant to the Company at such time or (C) through the issuance of a promissory note with an initial principal amount equal to the purchase price of such repurchased shares of Common Stock (or any combination of (A), (B) and (C)). In the event there is any change in the character or amount of any of the shares of Common Stock that are subject to the provisions of this Agreement, then in such event any and all new, substituted or additional shares or securities to which the Participant becomes entitled by reason of the Participant’s ownership of the shares of Common Stock will continue to be subject to the provisions of this Section with the same force and effect.

2.	AGREEMENT

(a) Grant of Option. The Administrator of the Company hereby grants to the Participant (“Participant”), an option (the “Option”) to purchase that number of Shares at the exercise price per Share (the “Exercise Price”), all of which shall be set forth in the notice of grant received by the Participant through the Platform, and which shall be subject to the terms and conditions of the Plan and the UK Addendum, which is incorporated into this Option Agreement by reference. Subject to Section 19 of the Plan, in the event of a conflict between the terms and conditions of the Plan or the UK Addendum and this Option Agreement, the terms and conditions of the Plan or the UK Addendum (as applicable) shall prevail.

(b) Exercise of Option.

(i) Right to Exercise. This Option shall be exercisable in whole or in part at any time after it has vested, subject to the applicable provisions of the Plan, the UK Addendum and this Option Agreement.

(ii) Method of Exercise. This Option shall be exercisable through Platform pursuant to which the Participant will be required to indicate the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. In addition, the Platform will require the Participant to make payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax and national insurance withholding, including for the avoidance of doubt, the employer national insurance liability as a result of the grant, vesting or exercise of the Option or as a result of the issue or transfer of Shares acquired on the exercise of the Option. This Option shall be deemed to be exercised upon receipt by the Company of the aggregate Exercise Price, together with any applicable tax and social security withholding, as reflected on the Platform, as well as all other documents and agreements required in connection with such exercise under the Plan, the UK Addendum and this Agreement.

No shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option exercise is reflected on the Platform with respect to such Shares.

(c) Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, by its acceptance of this Option be deemed to have agreed to the Investment Representation Statement attached hereto as Exhibit B.

(d) Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period of one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto). The Participant acknowledges and agrees that the foregoing precludes the Participant from engaging in any hedging or other transactions designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any shares of Common Stock, or securities convertible into or exercisable or exchangeable for Common Stock, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the Participant.

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

(e) Method of Payment. Payment of the aggregate Exercise Price shall be made electronically by Participant through the Platform pursuant to such payment methods specified thereon.

(f) Restrictions on Exercise. This Option may not be exercised until it has vested, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

(g) Non-Transferability of Option. This Option may not be transferred in any manner otherwise than to the Participant’s personal representative on his death and may be exercised during the lifetime of Participant only by Participant or by the Participant’s personal representative after his death.

The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(h) Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan, the UK Addendum and the terms of this Option Agreement.

(i) Tax Obligations.

(i) Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing Participant) for the satisfaction of all applicable local and foreign income and employment tax and social security withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise. As a condition to the grant, vesting and exercise of this Option, Participant hereby authorizes withholding from payroll and any other amounts payable to Participant, and otherwise agrees to make adequate provision for the satisfaction of (and will indemnify the Company or the Parent or Subsidiary employing the Participant for) (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), (i) any income tax liability which is required to be paid to HMRC by the Company (or Parent or

Subsidiary employing the Participant) under the PAYE system as it applies to income tax under ITEPA and PAYE regulations referred to in ITEPA, (ii) any employee’s primary national insurance liability, and (iii) any employer’s secondary national insurance liability which is required to be paid to HMRC by the Company (or Parent or Subsidiary employing the Participant) under the modified PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to therein, in each case which arise in connection with the exercise of this Option.

(ii) Section 431 Election. If so required by the Company, and if the Shares are considered by the Company, in its discretion, to be “restricted securities” for the purposes of Part 7, Chapter 2 ITEPA, then Participant may only exercise the Option provided that Participant executes a joint election pursuant to section 431 ITEPA in the form attached to this Agreement as Exhibit C, together with the employer electing that the market value of the Shares be calculated as if such Shares were not “restricted securities”.

(iii) Tax Consequences. Participant agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes Participant’s tax or social security liabilities. Participant will not make any claim against the Company, or any of its Officers, Directors, Employees, Parents or Subsidiaries, related to tax liabilities arising from this Option or Participant’s other compensation.

(j) No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan, or its acquisition or sale of the underlying shares of Common Stock. Participant should consult with its own personal tax, legal and financial advisors regarding its participation in the Plan before taking any action related to the Plan.

(k) Data Privacy. The Company will collect and process information relating to the Participant in accordance with the privacy notice from time to time in force.

(l) No Guarantee of Continued Service.

(i) PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

(ii) By accepting this Option, the Participant acknowledges, understands and agrees that:

a. the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan;

b. the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options (whether on the same or different terms), or benefits in lieu of options, even if options have been granted in the past;

c. the Options and any Shares acquired under the Plan on exercise of the Options, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

d. the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

e. neither the Company nor any affiliate of the Company shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of the Options or of any amounts due to the Participant pursuant to the exercise of the Option or the subsequent sale of any Shares received;

f. for purposes of the option, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and unless otherwise expressly provided in this Option Agreement or determined by the Company, (i) your right to vest in the option under the Plan, if any, and (ii) the period (if any) during which you may exercise the option after such termination of Continuous Service will terminate as of such date and in each instance will not be extended by any notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any); and the Plan Administrator shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the option (including whether you may still be considered to be providing services while on a leave of absence); and

g. no claim or entitlement to compensation or damages shall arise from forfeiture of this Option resulting from the termination of the Participant’s status as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment or service agreement, if any), and in consideration of the grant of this Option to which the

Participant is otherwise not entitled, the Participant irrevocably agrees never to institute any claim against the Company or any affiliate of the Company, waives his ability, if any, to bring any such claim, and releases the Company and any affiliate of the Company from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

(m) Foreign Asset / Account, Exchange Control and Tax Reporting. The Participant may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of shares of Common Stock or cash (including dividends and the proceeds arising from the sale of shares of Common Stock) derived from its participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside Participant’s country. The applicable laws in Participant’s country may require that it report such accounts, assets and balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. Participant may also be required to repatriate sale proceeds or other funds received as a result of its participation in the Plan to your country through a designated bank or broker within a certain time after receipt. Participant acknowledges that it is Participant’s responsibility to be compliant with such regulations and Participant is encouraged to consult with your personal legal advisor for any details.

(n) Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, the UK Addendum and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Company and Participant. This Option Agreement is governed by the laws of the State of Delaware (with the exception of its conflict of law provisions) save as for taxation which shall be governed by the laws of England and Wales.

Participant acknowledges its review and acceptance of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Additionally, as a condition of Participant’s receipt of this Option, by accepting this Option, Participant hereby agrees that Participant shall execute the Transfer Restriction and Voting Agreement set forth in Exhibit B (the “Transfer Restrictions”) through the Platform. Participant has reviewed the Plan and this Option in their entirety (including, without limitation, the Transfer Restrictions), has had an opportunity to obtain the advice of counsel prior to accepting this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

*****

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	BRAZE, INC.

SECURITY:	COMMON STOCK

NUMBER OF SECURITIES:

By accepting the Option granted to the Participant on the Platform pursuant to that certain Stock Option Agreement by and between the Company and the Participant on or around the date hereof (the “Option Agreement”), Participant shall be deemed to have executed this Investment Representation Statement as of the date of such acceptance. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Option Agreement. In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(i) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(ii) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(iii) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(iv) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT C

JOINT ELECTION UNDER S431 ITEPA 2003 FOR FULL OR PARTIAL DISAPPLICATION OF CHAPTER 2 INCOME TAX (EARNINGS AND PENSIONS) ACT 2003

One Part Election

Between

the Employee	[insert name of employee]

whose National Insurance Number is	[insert NINO]

And

the Company (who is the Employee’s employer)	Braze Limited

of Company Registration Number	09846844

Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	[insert number of shares under option]

Description of securities	Common stock of $[insert amount] each

Name of issuer of securities	Braze, Inc.

Acquired by the Employee on	[insert date]

Extent of Application

This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.

Declaration

This election will become irrevocable upon the later of its signing or the acquisition of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

Signature (Employee)	/ / Date
Signature (for and on behalf of the Company)	/ / Date
Position in company

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

EXHIBIT F

BRAZE, INC.

2011 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT – INTERNATIONAL EMPLOYEES ONLY

Unless otherwise defined herein, the terms defined in the Amended and Restated 2011 Equity Incentive Plan (the “Plan”) of Braze, Inc., a Delaware corporation (the “Company”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”). By accepting the Option (as defined below) on the Carta electronic interface or other applicable electronic capitalization system (the “Platform”), the undersigned Participant shall be deemed to have executed the Option Agreement as of the date of such acceptance.

1.	NOTICE OF STOCK OPTION GRANT

(a) Option Terms and Conditions. Participant has been granted an Option (as defined below) to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement. The date of the grant, the vesting commencement date, the exercise price per share, the total number of shares granted, the type of Option granted and the vesting schedule are set forth on the Platform. This Option shall be exercisable, in whole or in part, only with respect to vested Shares. After the exercise of any of the vested Shares pursuant to this Agreement, such Shares will remain subject to the terms of the Plan.

(b) Termination Period. This Option shall be exercisable, to the extent vested on the date of termination, for ninety (90) days after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable, to the extent vested on the date of termination, for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above or on the Platform and this Option may be subject to earlier termination as provided in Section 14 of the Plan.

Notwithstanding the foregoing, in the event that the Service Provider’s service with the Company is terminated for “Cause”, or, if at the time of such termination, the Administrator determines that grounds for termination for Cause existed even if there is no determination at the time of termination that the termination was based on “Cause” as herein defined, then upon such termination of employment, the Option (whether vested or unvested) shall immediately terminate effective on the date of such termination of service and shall not be exercisable for any period following delivery of the notice of termination to such Service Provider. Solely for purposes of this Option Agreement, “Cause” means (i) conviction for, or the entry of a plea of guilty or no contest to, a violent felony or other crime evidencing moral turpitude, under the United States federal or state law or foreign equivalent under applicable local law by such Participant that is violent or evidences moral turpitude, and that causes or is reasonably likely to cause, the Company public disgrace or disrepute, or materially and adversely affects or is reasonably likely to materially and adversely affect, the Company’s operations, reputation or financial performance, (and excluding crimes related to operating a motor vehicle or that, if committed outside the United States, would not be a felony if committed within the United States) (ii) fraud, embezzlement, theft or other actions evidencing moral turpitude, with respect to the Company and such other acts or omissions taken by such Participant in material violation of Company policies, rules or procedures, even if Participant has not been charged with a crime in connection with such acts or omissions; or (iii) any material breach of any obligation or duty to the Company relating to confidentiality, non-competition, non-solicitation or proprietary rights that the Administrator reasonably determines in its sole judgment has had or is likely to have, a material adverse effect upon the Company. For the purposes of this paragraph, references to “Company” shall include the entity engaging the Participant as a Service Provider where applicable.

In addition, in the event that Participant’s service as a Service Provider is terminated for Cause or, if at the time of such termination, the Administrator determines that grounds for termination for Cause existed, the Company will have the right (but not the obligation) to repurchase some or all of the shares of Common Stock issued in connection with the exercise of this Option at a per share price equal to the lesser of the per share Fair Market Value (as defined in the Plan) as of the date of such repurchase and the Exercise Price (as defined below). Such repurchase right may be exercised within (i) the six month period following the later of (x) the Participant’s exercise of the Option and acquisition of the shares of Common Stock and (y) the termination of the Participant’s service as a Service Provider or (ii) such longer period as may be agreed to by the Company and the Participant. The Company will give the Participant written notice of its intent to exercise this repurchase right (accompanied by payment for the shares of Common Stock so repurchased) within the applicable period. The Company may pay for the shares of Common Stock so repurchased in (A) cash, (B) by cancellation of any indebtedness owed by the Participant to the Company at such time or (C) through the issuance of a promissory note with an initial principal amount equal to the purchase price of such repurchased shares of Common Stock (or any combination of (A), (B) and (C)). In the event there is any change in the character or amount of any of the shares of Common Stock that are subject to the provisions of this Agreement, then in such event any and all new, substituted or additional shares or securities to which the Participant becomes entitled by reason of the Participant’s ownership of the shares of Common Stock will continue to be subject to the provisions of this Section with the same force and effect.

2.	AGREEMENT

(a) Grant of Option. The Administrator of the Company hereby grants to the Participant (“Participant”), an option (the “Option”) to purchase that number of Shares at the exercise price per Share (the “Exercise Price”), all of which shall be set forth in the notice of grant received by the Participant through the Platform, and which shall be subject to the terms and conditions of the Plan, which is incorporated into this Option Agreement by reference. Subject to Section 19 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

(b) Exercise of Option.

(i) Right to Exercise. This Option shall be exercisable in whole or in part at any time after it has vested, subject to the applicable provisions of the Plan and this Option Agreement (including the Appendix).

(ii) Method of Exercise. This Option shall be exercisable through the Platform pursuant to which the Participant will be required to indicate the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. In addition, the Platform will require the Participant to make payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax and social security withholding as a result of the grant, vesting or exercise of the Option or as a result of the issue or transfer of Shares acquired on the exercise of the Option. This Option shall be deemed to be exercised upon receipt by the Company of the aggregate Exercise Price, together with any applicable tax and social security withholding, as reflected on the Platform, as well as all other documents and agreements required in connection with such exercise under the Plan and this Agreement.

No shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option exercise is reflected on the Platform with respect to such Shares.

(c) Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, by its acceptance of this Option be deemed to have agreed to the Investment Representation Statement attached hereto as Exhibit B.

(d) Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period of one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto). The Participant acknowledges and agrees that the foregoing precludes the Participant from engaging in any hedging or other transactions designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any shares of Common Stock, or securities convertible into or exercisable or exchangeable for Common Stock, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the Participant.

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

(e) Method of Payment. Payment of the aggregate Exercise Price shall be made electronically by Participant through the Platform pursuant to such payment methods specified thereon.

(f) Restrictions on Exercise. This Option may not be exercised until it has vested, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

(g) Non-Transferability of Option. This Option may not be transferred in any manner otherwise than to the Participant’s personal representative on his death and may be exercised during the lifetime of Participant only by Participant or by the Participant’s personal representative after his death. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(h) Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

(i) Tax Obligations.

(i) Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing Participant) for the satisfaction of all applicable local and foreign income and employment tax and social security withholding requirements applicable to the Option exercise or otherwise in connection with the Option. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise. At the time Participant exercises this Option, in whole or in part, and at any time thereafter as requested by the Company, Participant hereby authorizes withholding from payroll and any other amounts payable to Participant, and otherwise agrees to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Parent or Subsidiary, if any, which arise in connection with the exercise of this Option.

(ii) Tax Consequences. Participant agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes Participant’s tax or social security liabilities. Participant will not make any claim against the Company, or any of its Officers, Directors, Employees, Parents or Subsidiaries, related to tax liabilities arising from this Option or Participant’s other compensation.

(j) No Guarantee of Continued Service.

(i) PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

(ii) By accepting this Option, the Participant acknowledges, understands and agrees that:

a. the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan;

b. the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options (whether on the same or different terms), or benefits in lieu of options, even if options have been granted in the past;

c. the Options and any Shares acquired under the Plan on exercise of the Options, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

d. the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

e. neither the Company nor any affiliate of the Company shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States

Dollar that may affect the value of the Options or of any amounts due to the Participant pursuant to the exercise of the Option or the subsequent sale of any Shares received;

f. for purposes of the option, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and unless otherwise expressly provided in this Option Agreement or determined by the Company, (i) your right to vest in the option under the Plan, if any, and (ii) the period (if any) during which you may exercise the option after such termination of Continuous Service will terminate as of such date and in each instance will not be extended by any notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any); and the Plan Administrator shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the option (including whether you may still be considered to be providing services while on a leave of absence); and

g. no claim or entitlement to compensation or damages shall arise from forfeiture of this Option resulting from the termination of the Participant’s status as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment or service agreement, if any), and in consideration of the grant of this Option to which the Participant is otherwise not entitled, the Participant irrevocably agrees never to institute any claim against the Company or any affiliate of the Company, waives his ability, if any, to bring any such claim, and releases the Company and any affiliate of the Company from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

(k) No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan, or its acquisition or sale of the underlying shares of Common Stock. Participant should consult with its own personal tax, legal and financial advisors regarding its participation in the Plan before taking any action related to the Plan.

(l) Data Privacy.

(i) The Participant explicitly and unambiguously acknowledges and consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this document by and among, as applicable, the Participant’s employer, the Company and its affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Company, its affiliates and the Participant’s employer hold certain personal information about the Participant, including, but not limited to, name, home address and telephone number, date of birth, social security number (or other identification number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to Shares awarded, canceled, purchased, exercised, vested, unvested or outstanding in the Participant’s favor for the purpose of implementing, managing and administering the Plan (“Data”). The Participant is aware that providing the Company with the Data is necessary for the performance of the Plan and that the Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan. The Participant understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, in particular in the US, and that the recipient country may have different data privacy laws providing less protections of the Participant’s personal data than the Participant’s country. The Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”). The Participant acknowledges that the recipients may receive, possess, process, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom the Participant may elect to deposit any shares of Common Stock acquired upon the exercise of the Option. The processing activity, including the transfer of the Participant’s personal data abroad, outside of the European Union, as herein specified and pursuant to applicable laws and regulations, does not require the Participant’s consent thereto as the processing is necessary for the performance of contractual obligations related to the implementation, administration and management of the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Stock Plan Administrator in writing. In addition, the Data provided can be reviewed and questions or complaints can be addressed by contacting the Company’s data protection officer (details of which are available from HR).

(ii) For the purposes of operating the Plan in the European Union (including the UK, if the UK leaves the European Union), the Company will collect and process information relating to the Participant in accordance with the privacy notice from time to time in force.

(m) Language. The Participant acknowledges that it is sufficiently proficient in the English language, or has consulted with an advisor who is sufficiently proficient in English, so as to allow it to understand the terms and conditions of this Option Agreement. If the Participant has received this Option Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

(n) Foreign Asset / Account, Exchange Control and Tax Reporting. The Participant may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of shares of Common Stock or cash (including dividends and the proceeds arising from the sale of shares of Common Stock) derived from its participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside Participant’s country. The applicable laws in Participant’s country may require that it report such accounts, assets and balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. Participant may also be required to repatriate sale proceeds or other funds received as a result of its participation in the Plan to your country through a designated bank or broker within a certain time after receipt. Participant acknowledges that it is Participant’s responsibility to be compliant with such regulations and Participant is encouraged to consult with your personal legal advisor for any details.

(o) Appendix. Notwithstanding any provisions in this Option Agreement, the Option shall be subject to the special terms and conditions for the Participant’s country set forth in the Appendix attached to this Option Agreement. Moreover, if the Participant relocates to one of the countries included therein, the terms and conditions for such country will apply to the Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Option Agreement.

(p) Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Company and Participant. This Option Agreement is governed by the laws of the State of Delaware (with the exception of its conflict of law provisions) save as for taxation which shall be governed by the applicable tax laws of the relevant country or jurisdiction of the Participant.

Participant acknowledges its review and acceptance of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Additionally, as a condition of Participant’s receipt of this Option, by accepting this Option, Participant hereby agrees that Participant shall execute the Transfer Restriction and Voting Agreement set forth in Exhibit B (the “Transfer Restrictions”) through the Platform. Participant has reviewed the Plan and this Option in their entirety (including, without limitation, the Transfer Restrictions), has had an opportunity to obtain the advice of counsel prior to accepting this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

*****

APPENDIX TO OPTION AGREEMENT

This Appendix includes special terms and conditions that govern the Option granted to the Participant under the Plan if the Participant resides and/or works in one of the countries listed below. References in this Appendix to ‘you’ are to the Participant.

The information contained herein is general in nature and may not apply to the Participant’s, particular situation, and the Participant is advised to seek appropriate professional advice as to how the relevant laws in the Participant’s country may apply to the Participant’s situation.

Singapore

Personal Data. Clause 12 of the Option Agreement shall be amended to state the following:

You acknowledge and consent to the collection, use and/or disclosure, in electronic or other form, of your Personal Data by and among, as applicable, your employer, the Company and its Affiliates for the purpose of implementing, administering and managing your participation in the Plan, and transmitting for such purpose to any third party service providers (including but not limited to any broker providing services to the Company and/or with whom you may elect to deposit any Shares acquired upon the exercise of your Option), some of which may be located outside Singapore, in particular the United States. You further acknowledge that the recipient country may have different data privacy laws providing a lower standard of protection to your Personal Data than Singapore, in which case the Company will ensure that such recipient(s) provide a standard of protection to such Personal Data so transferred that is comparable to the protection under the Singapore Personal Data Protection Act 2012 (No. 26 of 2012). You may request a list with the names and addresses of any potential recipients of your Personal Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”), who shall be the designated Data Protection Officer of the Company. You understand that your Personal Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You may, at any time, view your Personal Data, request additional information about the storage and processing of your Personal Data, require any necessary amendments to your Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Stock Plan Administrator in writing. For the purposes of this clause, “Personal Data” has the same meaning as set out in the Singapore Personal Data Protection Act 2012 (No. 26 of 2012).

Securities Law Information. You acknowledge and agree that the offer is being made pursuant to the “Qualifying Person” exemption under section 273(1)(i), read with section 273(4) of the prevailing Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and is not made to you with a view to the Option or the underlying Shares being subsequently offered for sale to any other party. You further acknowledge that the Plan, Notice of Stock Option Grant/or Option Agreement has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. You also acknowledge that the offer is being made in reliance that section 257(2) of the SFA would not apply, and that you agree that you will not make any subsequent sale in Singapore, nor any offer of such subsequent sale of the Shares acquired under the Plan unless such sale or offer is made (i) more than six months after the Date of Grant or (ii) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Chief Executive Officer/Director Disclosure Obligations. You acknowledge and agree that if you are or become the Chief Executive Officer (“CEO”) or a director, as defined under the Singapore Companies Act (Chapter 50, 2006 Rev Ed.), of an affiliate of the Company that is incorporated in Singapore, you are subject to certain disclosure requirements under the Singapore Companies Act. Among these requirements is an obligation to notify that affiliate in writing of any interest in shares, debentures, participatory interests (where you are a director), rights or options (e.g., shares of Common Stock) in such affiliate or any related corporation, as defined under the Singapore Companies Act (Chapter 50, 2006 Ed.), within two business days after becoming the CEO or a director, or becoming a registered holder of or acquiring an interest in the same, whichever later. In addition, you must notify the affiliate in writing of any change in Spain Option not a Service Contract and Nature of Grant. The following provisions supplement Section 10 of the Option Agreement:

In accepting your Option, you consent to participate in the Plan and acknowledge that you have received a copy of the Plan.

You understand and agree that unless otherwise provided in the Option Agreement, you will forfeit any unvested portion of your Option as of the date your status as Service Provider terminates without entitlement to the underlying Shares or to any amount of indemnification in the event of your termination by reason of, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with Cause, disciplinary dismissal adjudged or recognized to be without cause, individual or collective dismissal adjudged or recognized to be without Cause, individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without Cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer and under Article 10.3 of the Royal Decree 1382/1985.

You understand that the Company has unilaterally, gratuitously and discretionally decided to grant options under the Plan to individuals who may be Employees, Consultants or Directors of the Company or an affiliate of the Company throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any affiliate of the Company on an ongoing basis, other than as set forth in the Option Agreement. Consequently, you understand that the Option is granted on the assumption and condition that the Option and any Shares acquired upon exercise of the Option are not part of any employment or service contract (either with the Company or any affiliate of the Company) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. Further, you understand that the Option would not be granted to you but for the assumptions and conditions referred to herein; thus, you acknowledge and freely accept that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the grant of the Option shall be null and void.

Securities Law Information. You understand that the Option and Shares described in the Option Agreement do not qualify under Spanish regulations as securities. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. This Option Agreement has not been nor will be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

Exchange Control Information. You must declare the acquisition, ownership and disposition of stock in a foreign company (including Shares acquired under the Plan) to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness, for statistical purposes. You must also declare ownership of any Shares by filing a Form D-6 with the Directorate of Foreign Transactions each January while the Shares are owned. In addition, the sale of Shares must also be declared on Form D-6 filed with the DGCI in January, unless the sale proceeds exceed the applicable threshold (currently €1,502,530), or you hold 10% or more of the share capital of the Company or other such amount that would entitle you to join the Board, in which case the filing is due within one month after the sale.

Foreign Asset/Account Reporting Information. You are required to electronically declare to the Bank of Spain any security accounts (including brokerage accounts held abroad), as well as the securities (including Shares acquired under the Plan) held in such accounts, and any transactions carried out with non-residents, if the value of the transactions for all such accounts during the prior year or the balances in such accounts as of December 31 of the prior year exceeds €1,000,000. More frequent reporting is required if such transaction value or account balance exceeds €100,000,000. If neither the total balances nor the total transactions with non-residents during the relevant period exceeds €50,000,000, a summarized form of declaration may be used.

In addition, to the extent you hold shares and/or have bank accounts outside of Spain with a value in excess of €50,000 (for each type of asset) as of December 31, you will be required to report information on such assets on your tax return for such year. After such Shares and/or accounts are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously reported shares or accounts increases by more than €20,000 as of each subsequent December 31.

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:	[see details of Grant in the Platform]

COMPANY:	BRAZE, INC.

SECURITY:	COMMON STOCK

NUMBER OF SECURITIES:	[see details of Grant in the Platform]

By accepting the Option granted to the Participant on the Platform pursuant to that certain Stock Option Agreement by and between the Company and the Participant on or around the date hereof (the “Option Agreement”), Participant shall be deemed to have executed this Investment Representation Statement as of the date of such acceptance. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Option Agreement. In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(i) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(ii) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(iii) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3)

month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(iv) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

BRAZE, INC.

AMENDED AND RESTATED

2011 EQUITY INCENTIVE PLAN

EXERCISE NOTICE, TRANSFER RESTRICTION, VOTING,

AND RIGHT OF FIRST REFUSAL AGREEMENT

By electing to exercise the Option (as defined below) on the Carta electronic interface or other applicable electronic capitalization system (the “Platform”), the undersigned (“Participant”) shall be deemed to have executed this Exercise Notice, Transfer Restriction, Voting, and Right of First Refusal Agreement (the “Exercise Notice”) as of the date of such election. Capitalized terms not otherwise defined in the Exercise Notice shall have the meanings ascribed to them in the Plan (as defined below) and the Option Agreement (as defined below).

1. Exercise of Option. Effective as of the date hereof, Participant hereby elects to exercise Participant’s option (the “Option”) to purchase the number of shares of the Common Stock of Braze, Inc. (the “Company”) as indicated on the Platform (the “Shares”) under and pursuant to the Amended and Restated 2011 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement related to the Option (the “Option Agreement”).

2. Delivery of Payment. Participant shall deliver to the Company through the Platform the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books and records of the Company or the Platform or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 14 of the Plan.

5. Transfer Restrictions. Shares will not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of in contravention of the provisions of this Exercise Notice or any of the provisions of the Company’s Bylaws. Except as otherwise provided in this Exercise Notice and in the Company’s Bylaws, the Shares may not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of without the Company’s prior written consent, which consent may be withheld in the Company’s sole and absolute discretion. If the Company consents to such sale, transfer, assignment, pledge, encumbrance or other disposal of the Shares, the Company may require Participant to provide an opinion of Participant’s legal counsel and the counsel of the transferee (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration under applicable securities laws or, in the Company’s sole discretion, the Company otherwise satisfies itself that such transaction is exempt from registration under applicable securities laws. Such restrictions on transfer, however, will not apply to a transfer to the Company in pledge as security for any purchase money indebtedness incurred by Participant in connection with the acquisition of the Shares. In addition, in the Company’s sole discretion, each person (other than the Company) to whom the Shares are transferred may be required, as a condition precedent to the validity of such transfer and waiver of such restrictions on transfer, acknowledge in writing to the Company that (x) the Company shall be indemnified and held harmless by such person against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by the Company in connection with or resulting from any claim, action, suit or proceeding to which the Company may be a party or in which the Company may be involved by reason of such person’s acquisition of the Shares, and (y) such person is bound by the provisions of this the Plan, the Option Agreement, this Exercise Notice, the Master Voting Agreement (as defined below), as well as such other relevant documents and agreements, to the same extent the Shares would be so subject if retained by Participant.

6. Voting Agreement.

(a) Election and Removal of Directors. So long as the Participant owns any shares of the Company’s outstanding capital stock, the Participant agrees that (i) the Participant shall vote the Participant’s shares to ensure that the members of the Board of Directors of the Company (the “Board”) will be designated and elected pursuant to the terms of that certain Fourth Amended and Restated Voting Agreement, dated as of September 24, 2018, by and among the Company and the Stockholders listed therein, as it may be amended and/or restated from time to time (the “Master Voting Agreement”), (ii) the Participant shall use the Participant’s best efforts, including, without limitation, voting or acting by written consent, with respect to all Shares that the Participant is entitled to vote and the Participant shall take all such actions, to cause the Board at all times to be constituted in accordance with this Section 6. The Participant agrees that on any vote regarding removal of a director designated pursuant to this Section 6, the Participant will vote all of the Shares that the Participant is entitled to vote pursuant to the terms of the Master Voting Agreement.

(b) Other Stockholder Votes. Subject to Section 6(a) hereof, so long as the Participant owns any shares of the Company’s outstanding capital stock: (i) the Participant agrees to vote on all matters requiring stockholder approval all of the Shares that the Participant is entitled to vote in accordance with the recommendation, if any, of the Company’s then current Chief Executive Officer; and (ii) in the event that the Company’s then current Chief Executive Officer does not make a recommendation on a matter requiring stockholder approval, the Participant may vote the Shares that the Participant is entitled to vote in accordance with the Participant’s wishes.

(c) Termination of Voting Agreement. Notwithstanding the foregoing, the voting restrictions imposed by this Section 6 will terminate on the earlier to occur of: (i) the date on which the Participant no longer holds any shares of the outstanding capital stock of the Company; and (ii) the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act.

7. Company’s Right of First Refusal. To the extent any transfer of any Shares is permitted, before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 7 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company or its assignee(s) a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 7 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 7, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 7 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignee(s) shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 7 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 7. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 7, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 7.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

8. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, VOTING REQUIREMENTS AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER AND VOTING RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

11. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

12. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of Delaware (with the exception of its conflict of law provisions). In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

13. Inspection Rights. Participant agrees that, except for such information as required to be delivered by the Company pursuant to any other agreement by and between the Company and Participant, Participant shall have no right to receive any information from the Company by virtue of Participant’s purchase of the Shares, ownership of the Shares, or as a result of Participant being a holder of record of stock of the Company. Without limiting the foregoing, to the fullest extent permitted by law, Participant hereby waives Participant’s inspection rights under Section 220 of the Delaware General Corporation Law and all such similar information and/or inspection rights that may be provided under the law of any jurisdiction, or any federal, state or foreign regulation, that are, or may become, applicable to the Company, the Company’s capital stock or the Shares (the “Inspection Rights”). Participant hereby agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights.

14. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any Option or contract to purchase, purchase any Option or contract to sell, grant any Option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period of one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto). The Participant acknowledges and agrees that the foregoing precludes the Participant from engaging in any hedging or other transactions designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any shares of Common Stock, or securities convertible into or exercisable or exchangeable for Common Stock, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the Participant.

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 14.

15. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and any other agreements executed in connection with the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

*****

EXHIBIT E-2

BRAZE, INC.

AMENDED AND RESTATED UK ADDENDUM

TO THE

AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

EXERCISE NOTICE, TRANSFER RESTRICTION, VOTING,

AND RIGHT OF FIRST REFUSAL AGREEMENT

By electing to exercise the Option (as defined below) on the Carta electronic interface or other applicable electronic capitalization system (the “Platform”), the undersigned (“Participant”) shall be deemed to have executed this Exercise Notice, Transfer Restriction, Voting, and Right of First Refusal Agreement (the “Exercise Notice”) as of the date of such election. Capitalized terms not otherwise defined in the Exercise Notice shall have the meanings ascribed to them in the Plan (as defined below) and the Option Agreement (as defined below).

1. Exercise of Option. Effective as of the date hereof, Participant hereby elects to exercise Participant’s option (the “Option”) to purchase the number of shares of the Common Stock of Braze, Inc. (the “Company”) as indicated on the Platform (the “Shares”) under and pursuant to the Amended and Restated UK Addendum to the Amended and Restated 2011 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement related to the Option (the “Option Agreement”).

2. Delivery of Payment. Participant shall deliver to the Company through the Platform the full purchase price of the Shares, as set forth in the Option Agreement, and any and all income tax and National Insurance withholding obligations due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books and records of the Company or the Platform or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 14 of the Plan.

5. Transfer Restrictions. Shares will not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of in contravention of the provisions of this Exercise Notice or any of the provisions of the Company’s Bylaws. Except as otherwise provided in this Exercise Notice and in the Company’s Bylaws, the Shares may not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of without the Company’s prior written consent, which consent may be withheld in the Company’s sole and absolute discretion. If the Company consents to such sale, transfer, assignment, pledge, encumbrance or other disposal of the Shares, the Company may require Participant to provide an opinion of Participant’s legal counsel and the counsel of the transferee (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration under applicable securities laws or, in the Company’s sole discretion, the Company otherwise satisfies itself that such transaction is exempt from registration under applicable securities laws. Such restrictions on transfer, however, will not apply to a transfer to the Company in pledge as security for any purchase money indebtedness incurred by Participant in connection with the acquisition of the Shares. In addition, in the Company’s sole discretion, each person (other than the Company) to whom the Shares are transferred may be required, as a condition precedent to the validity of such transfer and waiver of such restrictions on transfer, acknowledge in writing to the Company that (x) the Company shall be indemnified and held harmless by such person against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by the Company in connection with or resulting from any claim, action, suit or proceeding to which the Company may be a party or in which the Company may be involved by reason of such person’s acquisition of the Shares, and (y) such person is bound by the provisions of this the Plan, the Option Agreement, this Exercise Notice, the Master Voting Agreement (as defined below), as well as such other relevant documents and agreements, to the same extent the Shares would be so subject if retained by Participant.

6. Voting Agreement.

(a) Election and Removal of Directors. So long as the Participant owns any shares of the Company’s outstanding capital stock, the Participant agrees that (i) the Participant shall vote the Participant’s shares to ensure that the members of the Board of Directors of the Company (the “Board”) will be designated and elected pursuant to the terms of that certain Fourth Amended and Restated Voting Agreement, dated as of September 24, 2018, by and among the Company and the Stockholders listed therein, as it may be amended and/or restated from time to time (the “Master Voting Agreement”), (ii) the Participant shall use the Participant’s best efforts, including, without limitation, voting or acting by written consent, with respect to all Shares that the Participant is entitled to vote and the Participant shall take all such actions, to cause the Board at all times to be constituted in accordance with this Section 6. The Participant agrees that on any vote regarding removal of a director designated pursuant to this Section 6, the Participant will vote all of the Shares that the Participant is entitled to vote pursuant to the terms of the Master Voting Agreement.

(b) Other Stockholder Votes. Subject to Section 6(a) hereof, so long as the Participant owns any shares of the Company’s outstanding capital stock: (i) the Participant agrees to vote on all matters requiring stockholder approval all of the Shares that the Participant is entitled to vote in accordance with the recommendation, if any, of the Company’s then current Chief Executive Officer; and (ii) in the event that the Company’s then current Chief Executive Officer does not make a recommendation on a matter requiring stockholder approval, the Participant may vote the Shares that the Participant is entitled to vote in accordance with the Participant’s wishes.

(c) Termination of Voting Agreement. Notwithstanding the foregoing, the voting restrictions imposed by this Section 6 will terminate on the earlier to occur of: (i) the date on which the Participant no longer holds any shares of the outstanding capital stock of the Company; and (ii) the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act.

7. Company’s Right of First Refusal. To the extent any transfer of any Shares is permitted, before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 7 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company or its assignee(s) a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 7 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by cheque), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 7, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 7 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignee(s) shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 7 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 7. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 7, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 7.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

8. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, VOTING REQUIREMENTS AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER AND VOTING RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

11. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

12. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of Delaware (with the exception of its conflict of law provisions). In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

13. Inspection Rights. Participant agrees that, except for such information as required to be delivered by the Company pursuant to any other agreement by and between the Company and Participant, Participant shall have no right to receive any information from the Company by virtue of Participant’s purchase of the Shares, ownership of the Shares, or as a result of Participant being a holder of record of stock of the Company. Without limiting the foregoing, to the fullest extent permitted by law, Participant hereby waives Participant’s inspection rights under Section 220 of the Delaware General Corporation Law and all such similar information and/or inspection rights that may be provided under the law of any jurisdiction, or any federal, state or foreign regulation, that are, or may become, applicable to the Company, the Company’s capital stock or the Shares (the “Inspection Rights”). Participant hereby agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights.

14. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any Option or contract to purchase, purchase any Option or contract to sell, grant any Option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period of one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto). The Participant acknowledges and agrees that the foregoing precludes the Participant from engaging in any hedging or other transactions designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any shares of Common Stock, or securities convertible into or exercisable or exchangeable for Common Stock, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the Participant.

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 14.

15. Other Documents. As a condition of exercising this Option, Participant agrees to provide such additional documents as the Company or its employer may require pursuant to the terms of the Plan including, but not limited to, a joint election under Section 431 of the Income Tax (Earnings and Pensions) Act 2003 (in the form attached hereto) and a joint election for the transfer of employer’s national insurance contribution (if applicable).

16. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and any other agreements executed in connection with the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

*****

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax

(Earnings and Pensions) Act 2003

One Part Election

1.	Between

the Employee                                                                  [NAME]

whose National Insurance Number is     [•]

and

the Company (who is the Employee’s employer) Braze Limited

of Company Registration Number                             09846844

2.	Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	[insert number of shares acquired]

Description of securities	shares of common stock

Name of issuer of securities Braze, Inc.

*	acquired by the Employee on [insert date shares were issued to the employee]

*	~~to be acquired by the Employee between [dd/mm/yyyy] and [dd/mm/yyyy]~~

*	~~to be acquired by the Employee after [dd/mm/yyyy] under the terms of [insert scheme/plan name]~~

(* delete as appropriate)

4.	Extent of Application

This election disapplies (* delete as appropriate):

*	S.431(1) ITEPA: All restrictions attaching to the securities, or

*	~~S431(2) ITEPA: The following specified restriction : [details of specified restriction]~~

5.	Declaration

This election will become irrevocable upon the later of its signing or the acquisition (* and each subsequent acquisition) of employment-related securities to which this election applies.

(* delete as appropriate)

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of Braze Limited)	Date

Position in company

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

BRAZE, INC.

RESTRICTED STOCK UNIT GRANT NOTICE

(AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN)

Braze, Inc. (the “Company”), pursuant to its Amended and Restated 2011 Equity Incentive Plan (the “Plan”), has granted to the Participant named below (as of the date indicated below) a Restricted Stock Unit Award for the number of Shares (“RSUs”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth herein and in the Plan and the Restricted Stock Unit Agreement, both of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan or the Restricted Stock Unit Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan will control. The name of the Participant, the Date of Grant, the Vesting Commencement Date, the Liquidity Event Deadline and the number of RSUs granted are set forth on and shall be deemed to come from the Carta electronic interface or other applicable electronic capitalization system used by the Company (the “Platform”) and is considered part of this Restricted Stock Unit Grant Notice.

Expiration Date:	The Expiration Date for an RSU is the earlier of: (1) the Liquidity Event Deadline or (2) the date of termination of Participant’s continuous service as a Service Provider.

Vesting:	Participant will receive a benefit with respect to an RSU only if it vests. Except as explicitly set forth below, two vesting requirements must be satisfied on or before the applicable Expiration Date specified above in order for an RSU to vest — a time and service-based requirement (the “Service-Based Requirement”) and a “Liquidity Event Requirement” (each described below). An RSU will vest (and therefore becomes a “Vested RSU”) on the first date upon which both the Service-Based Requirement and the Liquidity Event Requirement are satisfied with respect to that particular RSU (the “Vesting Date”). All RSUs that do not become Vested RSUs on or before the applicable Expiration Date will be immediately forfeited to the Company upon expiration at no cost to the Company. For the avoidance of doubt, upon termination of Participant’s continuous service as a Service Provider, any unvested RSUs, including RSUs that have met the Service-Based Requirement but not the Liquidity Event Requirement, will be forfeited at no cost to the Company and Participant will have no further right, title or interest in or to such RSUs or the Shares underlying them.

Service-Based Requirement:

Liquidity Event Requirement:

Settlement:	If an RSU vests as provided for above, the Company will issue one Share for each Vested RSU. The Shares will be issued in accordance with the issuance schedule set forth in Section 5 of the Restricted Stock Unit Agreement.

Additional Terms/Acknowledgements: By clicking “Accept” in the Platform, Participant acknowledges receipt of, and understands and agrees to be bound to the terms of each of this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Agreement and the Plan (the “Grant Documents”). Participant further acknowledges that as of the Date of Grant, the Grant Documents set forth the entire understanding between Participant and the Company regarding this Award and supersede all prior oral and written agreements, offer letters, promises and/or representations with respect thereto, other than (i) equity awards previously granted and delivered to Participant, (ii) any compensation recovery policy that is adopted by the Company

1

or is otherwise required by applicable law, and (iii) any written employment or severance arrangement expressly providing for vesting acceleration of this Award upon the terms and conditions set forth therein (provided, however, that if there is any conflict in the vesting and/or acceleration terms, those contained in the Grant Documents will control).

Notwithstanding the above, if Participant has not actively accepted the Award in the Platform within 90 days of the Date of Grant set forth in this Restricted Stock Unit Grant Notice, Participant is deemed to have accepted the Award, subject to all of the terms and conditions of the Grant Documents.

2

BRAZE, INC.

RESTRICTED STOCK UNIT AGREEMENT

(AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN)

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Agreement”), Braze, Inc. (the “Company”) has granted to you a Restricted Stock Unit Award for the number of Shares (“RSUs”) indicated in the Grant Notice (the “Award”) under its Amended and Restated 2011 Equity Incentive Plan (the “Plan”). By accepting the Award on the Carta electronic interface or other applicable electronic capitalization system (the “Platform”), the undersigned Participant shall be deemed to have executed this Agreement as of the date of such acceptance.

The Award is granted to you effective as of the Date of Grant set forth in the Grant Notice for this Award. Capitalized terms not explicitly defined in this Agreement will have the same meanings given to them in the Plan and Grant Notice. The terms and conditions of the Award, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1. NATURE OF THE AWARD. The Award represents the right to be issued on a future date the number of Shares as indicated in the Grant Notice, upon the satisfaction of the terms set forth in this Agreement. Except as otherwise provided herein, you will not be required to make any payment to the Company with respect to your receipt of the Award, the vesting of the RSUs or the issuance of the underlying Shares.

2. VESTING. Subject to the limitations contained herein, the Award will vest in accordance with the vesting schedule provided in the Grant Notice. Upon termination of your continuous service as a Service Provider, any unvested RSUs, including RSUs that have met the Service-Based Requirement, will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such RSUs or the Shares covered thereby.

3. NUMBER OF SHARES.

(a) The number of RSUs subject to the Award may be adjusted from time to time for capitalization adjustments, as provided in Section 14(a) of the Plan.

(b) Any additional RSUs, shares, cash or other property that become subject to the Award pursuant to this Section, if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of issuance as applicable to the other shares covered by the Award.

(c) Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional Shares will be created pursuant to this Section. The Board will, in its discretion, determine an equivalent benefit for any fractional shares or fractional shares that might be created by the adjustments referred to in this Section.

4. SECURITIES LAW AND OTHER COMPLIANCE. You may not be issued any Shares under the Award unless either (a) the Shares are registered under the Securities Act; or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The Award also must comply with other applicable laws and regulations governing the Award, and you will not receive such Shares if the Company determines that such receipt would not be in compliance with such laws and regulations. The Company will be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state or foreign securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure so do.

5. DATE OF ISSUANCE.

(a) Subject to the satisfaction of the Tax-Related Items set forth herein, in the event one or more RSUs vest, the Company will issue to you one Share for each RSU that vests on the applicable Vesting Date (subject to any adjustment under Section 3 above) (such date, the “Original Issuance Date”).

(b) If the Original Issuance Date falls on a date that is not a business day, issuance will instead occur on the next following business day. In addition, to the extent applicable at a Vesting Date when the Shares are registered under the Securities Act, if:

(i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell Shares on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement”)), and

(ii) either (1) no Tax-Related Items apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Tax-Related Items by withholding Shares from the Shares otherwise due, on the Original Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer pursuant to Section 11 of this Agreement (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay the Tax-Related Items in cash, then the Shares that would otherwise be issued to you on the Original Issuance Date will not be issued on such Original Issuance Date and will instead be issued as soon as reasonably practicable following the date that you are not prohibited from selling Shares in the open public market, but in no event later than (a) December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or (b) if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the year immediately following the year in which the Shares covered by this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

(c) The form of such issuance (e.g., a stock certificate or electronic entry evidencing such Shares) will be determined by the Company. In all cases, the issuance of Shares under this Award is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner.

(d) In addition and notwithstanding the foregoing, no Shares issuable to you under this Section 5 as a result of the vesting of one or more RSUs will be delivered to you until after you have complied with any notification and waiting period requirements under the Hart-Scott-Rodino (“HSR”) Act in connection with the issuance of such shares (any such filings and/or waiting period required pursuant to HSR, the “HSR Requirements”). If the HSR Requirements apply to the issuance of any Shares issuable to you under this Section 5 upon vesting of one or more RSUs, such Shares will not be issued at such time set forth above and will instead be issued on the first business day on or following the date when all such HSR Requirements are satisfied and when you are permitted to sell Shares an established stock exchange or stock market, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities. Notwithstanding the foregoing, the issuance date for any Shares delayed under this Section 5(d) shall in no event be later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), unless a later issuance date is permitted without incurring adverse tax consequences under Section 409A of the Code or other applicable law.

6. DIVIDENDS. You will receive no benefit or adjustment to your RSUs with respect to any cash dividend, stock dividend or other distribution except as provided in the Plan with respect to a capitalization adjustment described in Section 14(a) of the Plan.

7. LOCK-UP PERIOD. By acquiring Shares under your Award, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any RSUs or any Shares issued thereunder, or other securities of the Company held by you, for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act or such other period as the underwriters or the Company request or as necessary to permit compliance with FINRA Rule 2241 and similar or successor regulatory rules and regulations (the “Lock-Up Period”); provided, however, that nothing contained in this Section will prevent the exercise of a repurchase option, if any, in favor of the Company or its designee, during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. You also agree to ensure that any transferee of any Shares (or other securities of the Company held by you) will be bound by this Section 7. To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Shares until the end of such period. The underwriters of the Company’s securities are intended third-party beneficiaries of this Section 7 and will have the right, power and authority to enforce the provisions of this Section 7 as though they were a party to this Agreement. You further agree that the obligations contained in this Section 7 shall also, if so determined by the Board, apply in connection with the Company’s initial listing of its Shares on a national securities exchange by means of (x) a registration statement on Form S-1 under the Securities Act (or any successor registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission) filed by the Company with the Securities and Exchange Commission that registers shares of existing capital stock of the Company for resale (a “Direct Listing”), provided that all holders of at least 5% of the Company’s outstanding Shares (after giving effect to the conversion into Shares of any outstanding Preferred Stock of the Company) are subject to substantially similar obligations with respect to such Direct Listing or (y) a transaction other than an initial public offering or Direct Listing, including, without limitation, in connection with a merger, a Change in Control or otherwise.

8. TRANSFER RESTRICTIONS. This Award is not transferrable, except by will or by the laws of descent and distribution. Shares that you acquire upon vesting and settlement of your Award are subject to a number of restrictions on transfer, including a right of first refusal that is described in the Company’s bylaws in effect at such time the Company elects to exercise its right. By accepting this Award on the Platform, you also hereby agree that to the terms of the Transfer Restriction and Voting Agreement and to evidence such agreement by accepting the terms of such agreement on the Platform. In addition to any other limitation on transfer created by applicable securities laws, you will not sell, assign, hypothecate, donate, encumber or otherwise dispose of all or any part of the shares subject to your Award or any interest in such Shares, whether voluntarily or by operation of law, by gift, by entering into a contract that requires Shares to be issued at a future date, or otherwise, except in compliance with this Agreement, the Company’s bylaws and applicable securities laws.

9. RESTRICTIVE LEGENDS AND STOP TRANSFER ORDERS.

(a) You understand and agree that the Company shall cause the legends set forth below or other appropriate legends as determined by the Company, in its sole discretion, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, VOTING REQUIREMENTS AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER AND VOTING RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) You further agree that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

10. AWARD NOT AN EMPLOYMENT OR SERVICE CONTRACT.

(a) Subject to applicable law, your continued status as a Service Provider with the Company or any Subsidiary is at-will and accordingly, is not for any specified term and may be terminated by you or by the Company or such Subsidiary at any time, for any reason, with or without cause and with or without notice. Nothing in this Agreement (including, but not limited to, the vesting of the Award pursuant to Section 2 or the issuance of the Shares subject to the Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan will: (i) confer upon you any right to continue as a Service Provider, employee of, or affiliation with, the Company or any Subsidiary; (ii) constitute any promise or commitment by the Company or a

Subsidiary regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (iv) deprive the Company or any Subsidiary of the right to terminate your status as a Service Provider, or your employment or engagement at will (subject to applicable law) and without regard to any future vesting opportunity that you may have.

(b) By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award pursuant to Section 2 and pursuant to the Plan and the schedule set forth in the Grant Notice is earned only by continuing as a Service Provider, at the will of the Company or a Subsidiary (not through the act of being hired, being granted this Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Subsidiaries at any time or from time to time, as it deems appropriate (a “reorganization”). You further acknowledge and agree that such reorganization could result in the termination of your status as a Service Provider, or the termination of Subsidiary status of your employer and/or the loss of benefits available to you under this Agreement and the Plan, including but not limited to, the termination of the right to continue vesting in the Award.

11. RESPONSIBILITY FOR TAXES.

(a) You acknowledge that, regardless of any action taken by the Company, the ultimate liability for all income and other tax (including U.S. federal, state, and local taxes and/or non-U.S. taxes), social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you or deemed by the Company in its discretion to be an appropriate charge to you even if legally applicable to the Company (“Tax-Related Items”) is and remains your responsibility and may exceed the amount actually withheld by the Company.

(b) Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or your employer (if not the Company or your former employer) to satisfy all Tax-Related Items. In this regard, you authorize the Company or its agent to satisfy their withholding obligations with regard to all Tax-Related Items, if any, by any of the following means or by a combination of such means: (i) withholding such amounts from any compensation otherwise payable to you by the Company or your employer; (ii) causing you to tender a cash payment; (iii) entering on your behalf (pursuant to this authorization without further consent) into a “same day sale” commitment with a broker dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be issued under the Award to satisfy the Tax-Related Items and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Tax-Related Items directly to the Company and/or its Subsidiaries; (iv) withholding Shares from the Shares issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date Shares are issued to you or, if and as determined by the Company, the date on which the Tax-Related Items are required to be calculated) equal to the amount of such Tax-Related Items; or (v) any other method of withholding determined by the Company and permitted by applicable law. However, the Company does not guarantee that you will be able to satisfy any Tax-Related Items through any of the methods described in the preceding sentence, and in all circumstances you remain responsible for timely and fully satisfying the Tax-Related Items. Depending on the withholding method employed, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including up to the maximum applicable rate in your jurisdiction to the extent permitted under the Plan, in which case you may receive a refund of any over-withheld amounts in cash and will have no entitlement to the equivalent in Shares. In the event any under-withholding results from the application of minimum statutory or other withholding rates, you may be required to pay additional amounts to the tax authorities. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, you are deemed to have been issued the full number of Shares subject to the vested portion of the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

(c) Finally, you agree to pay to the Company or your employer any amount of Tax-Related Items that the Company or your employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by any of the means previously described. Notwithstanding any contrary provision of the Plan, the Grant Notice or of this Agreement, if you fail to make satisfactory arrangements for the payment of any Tax-Related Items when due, unless otherwise determined by the Administrator, you permanently will forfeit the RSUs on which the Tax-Related Items were not satisfied and will also permanently forfeit any right to receive Shares thereunder. In that case, the RSUs will be returned to the Company at no cost to the Company.

12. INVESTMENT REPRESENTATIONS. In connection with your acquisition of the Award and the Shares under your Award, you represent to the Company the following:

(a) You are aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. You are acquiring the Shares for investment for your own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b) You understand that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of your investment intent as expressed in this Agreement.

(c) You further acknowledge and understand that the Shares must be held indefinitely unless the Shares are subsequently registered under the Securities Act or an exemption from such registration is available. You further acknowledge and understand that the Company is under no obligation to register the Shares. You understand that the certificate evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless the Shares are registered or such registration is not required in the opinion of counsel for the Company.

(d) You are familiar with the provisions of Rules 144 and 701 under the Securities Act, as in effect from time to time, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the securities exempt under Rule 701 may be sold by you 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144 and the Lock-Up Period agreement described in Section 7.

(e) In the event that the sale of the Shares does not qualify under Rule 701 at the time of issuance, then the Shares may be resold by you in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company; and (ii) the resale occurring following the required holding period under Rule 144 after you have purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

(f) You further understand that at the time you wish to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not have satisfied the current public information requirements of Rule 144 or 701, and that, in such event, you would be precluded from selling the Shares under Rule 144 or 701 even if the minimum holding period requirement had been satisfied.

13. NO OBLIGATION TO MINIMIZE TAXES. You acknowledge that the Company is not making representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting or settlement of the Award, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalent payments. Further, you acknowledge that the Company does not have any duty or obligation to minimize your liability for Tax-Related Items arising from the Award or to achieve any particular tax result and will not be liable to you for any Tax-Related Items arising in connection with the Award. If you become subject to taxation in more than one jurisdiction, the Company and/or your employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

14. NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Shares. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the Tax-Related Items arising in connection with the Award and by accepting the Award, you have agreed that you have done so or knowingly and voluntarily declined to do so.

15. UNSECURED OBLIGATION. The Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you pursuant to Section 5 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

16. NOTICES. Any notices provided for in the Grant Notice, this Agreement or the Plan will be given in writing and will be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means, in the Platform, or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through the Platform.

17. MISCELLANEOUS.

(a) As a condition to the grant of your Award or to the Company’s issuance of any Shares under this Agreement, the Company may require you to execute certain agreements entered into with the holders of capital stock of the Company, including without limitation, a right of first refusal and co-sale agreement and a stockholders’ agreement.

(b) The rights and obligations of the Company under the Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by, the Company’s successors and assigns. Your rights and obligations under the Award may only be assigned with the prior written consent of the Company.

(c) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of the Award.

(d) You acknowledge and agree that you have reviewed the documents provided to you in relation to the Award in their entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting the Award, and fully understand all provisions of such documents.

(e) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(f) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(g) The Company reserves the right to impose other requirements on your participation in this Agreement, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18. GOVERNING PLAN DOCUMENT. The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of the Award and those of the Plan, the provisions of the Plan will control.

19. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

20. GOVERNING LAW AND VENUE. The interpretation, performance and enforcement of this Agreement will be governed by the law of the state of Delaware without regard to such state’s conflict of laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of New York and agree that such litigation shall be conducted only in the courts of New York County, New York, or the United States federal courts for the Southern District of New York, and no other courts, where this grant is made and/or to be performed.

21. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Subsidiary, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Subsidiary’s employee benefit plans.

22. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, subject to the terms of the Plan, the Administrator reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.

23. COMPLIANCE WITH SECTION 409A OF THE CODE. This Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulations Section 1.409A-1(b)(4). Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise deferred compensation subject to Section 409A, and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulations Section 1.409A-1(h)), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulations Section 1.409A-2(b)(2). Notwithstanding any contrary provision of the Plan, the Grant Notice, or of this Agreement, under no circumstances will the Company reimburse you for any taxes or other costs under Section 409A or any other tax law or rule. All such taxes and costs are solely your responsibility.

*         *         *

BRAZE, INC.

RESTRICTED STOCK UNIT GRANT NOTICE

(AMENDED AND RESTATED UK ADDENDUM TO AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN)

Braze, Inc. (the “Company”), pursuant to the Amended and Restated UK Addendum to its Amended and Restated 2011 Equity Incentive Plan (together, the “Plan”), has granted to the Participant named below (as of the date indicated below) a Restricted Stock Unit Award for the number of Shares (“RSUs”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth herein and in the Plan and the Restricted Stock Unit Agreement, both of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan or the Restricted Stock Unit Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan will control. The name of the Participant, the Date of Grant, the Vesting Commencement Date, the Liquidity Event Deadline and the number of RSUs granted are set forth on and shall be deemed to come from the Carta electronic interface or other applicable electronic capitalization system used by the Company (the “Platform”) and is considered part of this Restricted Stock Unit Grant Notice.

Expiration Date:	The Expiration Date for an RSU is the earlier of: (1) the Liquidity Event Deadline or (2) the date of termination of Participant’s continuous service as a Service Provider.

Vesting:	Participant will receive a benefit with respect to an RSU only if it vests. Except as explicitly set forth below, two vesting requirements must be satisfied on or before the applicable Expiration Date specified above in order for an RSU to vest — a time and service-based requirement (the “Service-Based Requirement”) and a “Liquidity Event Requirement” (each described below). An RSU will vest (and therefore becomes a “Vested RSU”) on the first date upon which both the Service-Based Requirement and the Liquidity Event Requirement are satisfied with respect to that particular RSU (the “Vesting Date”). All RSUs that do not become Vested RSUs on or before the applicable Expiration Date will be immediately forfeited to the Company upon expiration at no cost to the Company.

Service-Based Requirement:

Liquidity Event Requirement:

Settlement:	If an RSU vests as provided for above, the Company will issue one Share for each Vested RSU. The Shares will be issued in accordance with the issuance schedule set forth in Section 5 of the Restricted Stock Unit Agreement.

Additional Terms/Acknowledgements: By clicking “Accept” in the Platform, Participant acknowledges receipt of, and understands and agrees to be bound to the terms of each of this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Agreement and the Plan (the “Grant Documents”). Participant further acknowledges that as of the Date of Grant, the Grant Documents set forth the entire understanding between Participant and the Company regarding this Award and supersede all prior oral and written agreements, offer letters, promises and/or representations with respect thereto, other than (i) equity awards previously granted and delivered to Participant, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, and (iii) any written employment or severance arrangement expressly providing for vesting acceleration of this Award upon the terms and conditions set forth therein (provided, however, that if there is any conflict in the vesting and/or acceleration terms, those contained in the Grant Documents will control).

Notwithstanding the above, if Participant has not actively accepted the Award in the Platform within 90 days of the Date of Grant set forth in this Restricted Stock Unit Grant Notice, Participant is deemed to have accepted the Award, subject to all of the terms and conditions of the Grant Documents.

BRAZE, INC.

UK RESTRICTED STOCK UNIT AGREEMENT

(AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN)

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Agreement”) , Braze, Inc. (the “Company”) has granted to you a Restricted Stock Unit Award for the number of Shares (“RSUs”) indicated in the Grant Notice (the “Award”) under the Amended and Restated UK Addendum to its Amended and Restated 2011 Equity Incentive Plan (together, the “Plan”). By accepting the Award on the Carta electronic interface or other applicable electronic capitalization system (the “Platform”), the undersigned Participant shall be deemed to have executed this Agreement as of the date of such acceptance.

The Award is granted to you effective as of the Date of Grant set forth in the Grant Notice for this Award. Capitalized terms not explicitly defined in this Agreement will have the same meanings given to them in the Plan and Grant Notice. The terms and conditions of the Award, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1. NATURE OF THE AWARD. The Award represents the right to be issued on a future date the number of Shares as indicated in the Grant Notice, upon the satisfaction of the terms set forth in this Agreement. Except as otherwise provided herein, you will not be required to make any payment to the Company with respect to your receipt of the Award, the vesting of the RSUs or the issuance of the underlying Shares.

2. VESTING. Subject to the limitations contained herein, the Award will vest in accordance with the vesting schedule provided in the Grant Notice. Upon termination of your continuous service as a Service Provider, any unvested RSUs, including RSUs that have met the Service-Based Requirement, will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such RSUs or the Shares covered thereby.

3. NUMBER OF SHARES.

(a) The number of RSUs subject to the Award may be adjusted from time to time for capitalization adjustments, as provided in Section 14(a) of the Plan.

(b) Any additional RSUs, shares, cash or other property that become subject to the Award pursuant to this Section, if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of issuance as applicable to the other shares covered by the Award.

(c) Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional Shares will be created pursuant to this Section. The Board will, in its discretion, determine an equivalent benefit for any fractional shares or fractional shares that might be created by the adjustments referred to in this Section.

4. SECURITIES LAW AND OTHER COMPLIANCE. You may not be issued any Shares under the Award unless either (a) the Shares are registered under the Securities Act; or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The Award also must comply with other applicable laws and regulations governing the Award, and you will not receive such Shares if the Company determines that such receipt would not be in compliance with such laws and regulations. The Company will be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state or foreign securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure so do.

5. DATE OF ISSUANCE.

(a) Subject to the satisfaction of the Tax-Related Items set forth herein, in the event one or more RSUs vest, the Company will issue to you one Share for each RSU that vests on the applicable Vesting Date (subject to any adjustment under Section 3 above) (such date, the “Original Issuance Date”).

(b) If the Original Issuance Date falls on a date that is not a business day, issuance will instead occur on the next following business day. In addition, to the extent applicable at a Vesting Date when the Shares are registered under the Securities Act, if:

(i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell Shares on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement”)), and

(ii) either (1) no Tax-Related Items apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Tax-Related Items by withholding Shares from the Shares otherwise due, on the Original Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer pursuant to Section 11 of this Agreement (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay the Tax-Related Items in cash, then the Shares that would otherwise be issued to you on the Original Issuance Date will not be issued on such Original Issuance Date and will instead be issued as soon as reasonably practicable following the date that you are not prohibited from selling Shares in the open public market, but, if you are subject to taxation in the United States, in no event later than (a) December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or (b) if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the year immediately following the year in which the Shares covered by this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

(c) The form of such issuance (e.g., a stock certificate or electronic entry evidencing such Shares) will be determined by the Company. In all cases, the issuance of Shares under this Award is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner.

(d) Notwithstanding any provision of the Agreement or the Plan, your Award may not be settled in cash.

6. DIVIDENDS. You will receive no benefit or adjustment to your RSUs with respect to any cash dividend, stock dividend or other distribution except as provided in the Plan with respect to a capitalization adjustment described in Section 14(a) of the Plan.

7. LOCK-UP PERIOD. By acquiring Shares under your Award, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any RSUs or any Shares issued thereunder, or other securities of the Company held by you, for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act or such other period as the underwriters or the Company request or as necessary to permit compliance with FINRA Rule 2241 and similar or successor regulatory rules and regulations (the “Lock-Up Period”); provided, however, that nothing contained in this Section will prevent the exercise of a repurchase option, if any, in favor of the Company or its designee, during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. You also agree to ensure that any transferee of any Shares (or other securities of the Company held by you) will be bound by this Section 7. To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Shares until the end of such period. The underwriters of the Company’s securities are intended third-party beneficiaries of this Section 7 and will have the right, power and authority to enforce the provisions of this Section 7 as though they were a party to this Agreement. You further agree that the obligations contained in this Section 7 shall also, if so determined by the Board, apply in connection with the Company’s initial listing of its Shares on a national securities exchange by means of (x) a registration statement on Form S-1 under the Securities Act (or any successor registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission) filed by the Company with the Securities and Exchange Commission that registers shares of existing capital stock of the Company for resale (a “Direct Listing”), provided that all holders of at least 5% of the Company’s outstanding Shares (after giving effect to the conversion into Shares of any outstanding Preferred Stock of the Company) are subject to substantially similar obligations with respect to such Direct Listing or (y) a transaction other than an initial public offering or Direct Listing, including, without limitation, in connection with a merger, a Change in Control or otherwise.

8. TRANSFER RESTRICTIONS. This Award is not transferable, except to your personal representative on your death. Shares that you acquire upon vesting and settlement of your Award are subject to a number of restrictions on transfer, including a right of first refusal that is described in the Company’s bylaws in effect at such time the Company elects to exercise its right. By accepting this Award on the Platform, you also hereby agree that to the terms of the Transfer Restriction and Voting Agreement and to evidence such agreement by accepting the terms of such agreement on the Platform. In addition to any other limitation on transfer created by applicable securities laws, you will not sell, assign, hypothecate, donate, encumber or otherwise dispose of all or any part of the shares subject to your Award or any interest in such Shares, whether voluntarily or by operation of law, by gift, by entering into a contract that requires Shares to be issued at a future date, or otherwise, except in compliance with this Agreement, the Company’s bylaws and applicable securities laws.

9. RESTRICTIVE LEGENDS AND STOP TRANSFER ORDERS.

(a) You understand and agree that the Company shall cause the legends set forth below or other appropriate legends as determined by the Company, in its sole discretion, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, VOTING REQUIREMENTS AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER AND VOTING RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) You further agree that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

10. AWARD NOT AN EMPLOYMENT OR SERVICE CONTRACT.

(a) Your continued status as a Service Provider with the Company or any Subsidiary, is not for any specified term and may be terminated by you or by the Company or such Subsidiary in accordance with applicable law and your employment agreement, if any. Nothing in this Agreement (including, but not limited to, the vesting of the Award pursuant to Section 2 or the issuance of the Shares subject to the Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan will: (i) confer upon you any right to continue as a Service Provider, employee of, or affiliation with, the Company or any Subsidiary; (ii) constitute any promise or commitment by the Company or a Subsidiary regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (iv) deprive the Company or any Subsidiary of the right to terminate your status as a Service Provider, or your employment or engagement (subject to applicable law and the terms of your employment agreement, if any) and without regard to any future vesting opportunity that you may have.

(b) By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award pursuant to Section 2 and pursuant to the Plan and the schedule set forth in the Grant Notice is earned only by continuing as a Service Provider (not through the act of being hired, being granted this Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Subsidiaries at any time or from time to time, as it deems appropriate (a “reorganization”). You further acknowledge and agree that such reorganization could result in the termination of your status as a Service Provider, or the termination of Subsidiary status of your employer and/or the loss of benefits available to you under this Agreement and the Plan, including but not limited to, the termination of the right to continue vesting in the Award.

(c) By accepting your Award, you acknowledge, understand and agree that:

(i) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan;

(ii) the grant of your Award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards (whether on the same or different terms), or benefits in lieu of awards, even if awards have been granted in the past;

(iii) your Award and any Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;

(iv) the future value of the Shares underlying the Award is unknown, indeterminable, and cannot be predicted with certainty;

(v) neither the Company nor your employer shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of your Award or of any amounts due to you pursuant to the vesting of your Award or the subsequent sale of any Shares received;

(vi) no claim or entitlement to compensation or damages shall arise from forfeiture of this Award resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if any), and in consideration of the grant of this Award to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company or your employer, waive your ability, if any, to bring any such claim, and release the Company and your employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim. Notwithstanding the generality of the foregoing, you waive all rights to compensation or damages in consequence of the termination of your office or employment with the Company or any Parent or Subsidiary for any reason whatsoever (whether lawful or unlawful and including, without prejudice to the foregoing, in circumstances giving rise to a claim for wrongful dismissal) in so far as those rights arise or may arise from you ceasing to hold or being able to vest your Award, or from the loss or diminution in value of any rights or entitlements in connection with the Plan.

11. RESPONSIBILITY FOR TAXES.

(a) You acknowledge that, regardless of any action taken by the Company, the ultimate liability for all income and other tax (including U.S. federal, state, and local taxes and/or non-U.S. taxes), social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you or deemed by the Company in its discretion to be an appropriate charge to you even if legally applicable to the Company or your employer (“Tax-Related Items”) is and remains your responsibility and may exceed the amount actually withheld by the Company.

(b) Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or your employer (if not the Company or your former employer) to satisfy all Tax-Related Items. In this regard, you authorize the Company or its agent to satisfy their withholding obligations with regard to all Tax-Related Items, if any, by any of the following means or by a combination of such means: (i) withholding such amounts from any compensation otherwise payable to you by the Company or your employer; (ii) causing you to tender a cash payment; (iii) entering on your behalf (pursuant to this authorization without further consent) into a “same day sale” commitment with a broker dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be issued under the Award to satisfy the Tax-Related Items and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Tax-Related Items directly to the Company and/or its Subsidiaries; (iv) withholding Shares from the Shares issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date Shares are issued to you or, if and as determined by the Company, the date on which the Tax-Related Items are required to be calculated) equal to the amount of such Tax-Related Items; or (v) any other method of withholding determined by the Company and permitted by applicable law. However, the Company does not guarantee that you will be able to satisfy any Tax-Related Items through any of the methods described in the preceding sentence, and in all circumstances you remain responsible for timely and fully satisfying the Tax-Related Items. Depending on the withholding method employed, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including up to the maximum applicable rate in your jurisdiction to the extent permitted under the Plan, in which case you may receive a refund of any over-withheld amounts in cash and will have no entitlement to the equivalent in Shares. In the event any under-withholding results from the application of minimum statutory or other withholding rates, you may be required to pay additional amounts to the tax authorities. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, you are deemed to have been issued the full number of Shares subject to the vested portion of the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

(c) You agree to pay to the Company or your employer any amount of Tax-Related Items that the Company or your employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by any of the means previously described. Notwithstanding any contrary provision of the Plan, the Grant Notice or of this Agreement, if you fail to make satisfactory arrangements for the payment of any Tax-Related Items when due, unless otherwise determined by the Administrator, you permanently will forfeit the RSUs on which the Tax-Related Items were not satisfied and will also permanently forfeit any right to receive Shares thereunder. In that case, the RSUs will be returned to the Company at no cost to the Company.

(d) As a condition of the vesting and settlement of your Award, you unconditionally and irrevocably agree:

(i) to place the Company in funds and indemnify the Company in respect of (1) all liability to UK income tax which the Company is liable to account for on your behalf directly to HM Revenue & Customs; (2) all liability to national insurance contributions which the Company is liable to account for on your behalf to HM Revenue & Customs (including, to the extent permitted by law, secondary class 1 (employer’s) national insurance contributions for which you are liable and hereby agree to bear); and (3) all liability to national insurance contributions for which the Company is liable and which are formally transferred to you, which arises as a consequence of or in connection with your Award (the “UK Tax Liability”); or

(ii) to permit the Company to sell at the best price which it can reasonably obtain such number of Shares allocated or allotted to you following vesting as will provide the Company with an amount equal to the UK Tax Liability; and to permit the Company to withhold an amount not exceeding the UK Tax Liability from any payment made to you (including, but not limited to salary); and

(iii) if so required by the Company, and, to the extent permitted by law, to enter into a joint election or other arrangements under which the liability for all or part of such employer’s national insurance contributions liability is transferred to you; and

(iv) if so required by the Company, to enter into a joint election within Section 431 of (UK) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) in respect of computing any tax charge on the acquisition of “restricted securities” (as defined in Section 423 and 424 of ITEPA); and

(v) to sign, promptly, all documents required by the Company to effect the terms of this provision, and references in this provision to “the Company” shall, if applicable, be construed as also referring to any Parent or Subsidiary

12. INVESTMENT REPRESENTATIONS. In connection with your acquisition of the Award and the Shares under your Award, you represent to the Company the following:

(a) You are aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. You are acquiring the Shares for investment for your own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b) You understand that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of your investment intent as expressed in this Agreement.

(c) You further acknowledge and understand that the Shares must be held indefinitely unless the Shares are subsequently registered under the Securities Act or an exemption from such registration is available. You further acknowledge and understand that the Company is under no obligation to register the Shares. You understand that the certificate evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless the Shares are registered or such registration is not required in the opinion of counsel for the Company.

(d) You are familiar with the provisions of Rules 144 and 701 under the Securities Act, as in effect from time to time, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the securities exempt under Rule 701 may be sold by you 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144 and the Lock-Up Period agreement described in Section 7.

(e) In the event that the sale of the Shares does not qualify under Rule 701 at the time of issuance, then the Shares may be resold by you in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company; and (ii) the resale occurring following the required holding period under Rule 144 after you have purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

(f) You further understand that at the time you wish to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not have satisfied the current public information requirements of Rule 144 or 701, and that, in such event, you would be precluded from selling the Shares under Rule 144 or 701 even if the minimum holding period requirement had been satisfied.

13. NO OBLIGATION TO MINIMIZE TAXES. You acknowledge that the Company is not making representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting or settlement of the Award, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalent payments. Further, you acknowledge that the Company does not have any duty or obligation to minimize your liability for Tax-Related Items arising from the Award or to achieve any particular tax result and will not be liable to you for any Tax-Related Items arising in connection with the Award. If you become subject to taxation in more than one jurisdiction, the Company and/or your employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

14. NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Shares. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the Tax-Related Items arising in connection with the Award and by accepting the Award, you have agreed that you have done so or knowingly and voluntarily declined to do so.

15. UNSECURED OBLIGATION. The Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you pursuant to Section 5 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

16. NOTICES. Any notices provided for in the Grant Notice, this Agreement or the Plan will be given in writing and will be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five days after deposit in the national mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means, in the Platform, or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through the Platform.

17. MISCELLANEOUS.

(a) As a condition to the grant of your Award or to the Company’s issuance of any Shares under this Agreement, the Company may require you to execute certain agreements entered into with the holders of capital stock of the Company, including without limitation, a right of first refusal and co-sale agreement and a stockholders’ agreement.

(b) The rights and obligations of the Company under the Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by, the Company’s successors and assigns. Your rights and obligations under the Award may only be assigned with the prior written consent of the Company.

(c) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of the Award.

(d) You acknowledge and agree that you have reviewed the documents provided to you in relation to the Award in their entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting the Award, and fully understand all provisions of such documents.

(e) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(f) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(g) The Company reserves the right to impose other requirements on your participation in this Agreement, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18. GOVERNING PLAN DOCUMENT. The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of the Award and those of the Plan, the provisions of the Plan will control.

19. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

20. GOVERNING LAW AND VENUE. The interpretation, performance and enforcement of this Agreement will be governed by the law of the state of Delaware without regard to such state’s conflict of laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of New York and agree that such litigation shall be conducted only in the courts of New York County, New York, or the United States federal courts for the Southern District of New York, and no other courts, where this grant is made and/or to be performed.

21. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Subsidiary, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Subsidiary’s employee benefit plans.

22. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, subject to the terms of the Plan, the Administrator reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.

23. COMPLIANCE WITH SECTION 409A OF THE CODE. If you are subject to taxation in the United States, this Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulations Section 1.409A-1(b)(4). Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise deferred compensation subject to Section 409A, and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulations Section 1.409A-1(h)), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulations Section 1.409A-2(b)(2). Notwithstanding any contrary provision of the Plan, the Grant Notice, or of this Agreement, under no circumstances will the Company reimburse you for any taxes or other costs under Section 409A or any other tax law or rule. All such taxes and costs are solely your responsibility.

24. DATA PRIVACY. For the purposes of operating the Plan in the United Kingdom, the Company will collect and process information relating to you in accordance with the privacy notice from time to time in force.

25. FOREIGN ASSET/ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING. You may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of Shares or cash (including dividends and the proceeds arising from the sale of Shares) derived from your participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside your country. The applicable laws in your country may require that you report such accounts, assets and balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations and you are encouraged to consult with your personal legal advisor for any details.

*         *         *

BRAZE, INC.

RESTRICTED STOCK UNIT GRANT NOTICE

(AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN)

Braze, Inc. (the “Company”), pursuant to its Amended and Restated 2011 Equity Incentive Plan (the “Plan”), has granted to the Participant named below (as of the date indicated below) a Restricted Stock Unit Award for the number of Shares (“RSUs”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth herein and in the Plan and the Restricted Stock Unit Agreement (the definition of which shall include any special terms and conditions for your country set out in the attached appendix (the “Appendix”)), both of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan or the Restricted Stock Unit Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan will control. The name of the Participant, the Date of Grant, the Vesting Commencement Date, the Liquidity Event Deadline and the number of RSUs granted are set forth on and shall be deemed to come from the Carta electronic interface or other applicable electronic capitalization system used by the Company (the “Platform”) and is considered part of this Restricted Stock Unit Grant Notice.

Expiration Date:	The Expiration Date for an RSU is the earlier of: (1) the Liquidity Event Deadline or (2) the date of termination of Participant’s continuous service as a Service Provider.

Vesting:	Participant will receive a benefit with respect to an RSU only if it vests. Except as explicitly set forth below, two vesting requirements must be satisfied on or before the applicable Expiration Date specified above in order for an RSU to vest — a time and service-based requirement (the “Service-Based Requirement”) and a “Liquidity Event Requirement” (each described below). An RSU will vest (and therefore becomes a “Vested RSU”) on the first date upon which both the Service-Based Requirement and the Liquidity Event Requirement are satisfied with respect to that particular RSU (the “Vesting Date”). All RSUs that do not become Vested RSUs on or before the applicable Expiration Date will be immediately forfeited to the Company upon expiration at no cost to the Company.

Service-Based Requirement:

Liquidity Event Requirement:

Settlement:	If an RSU vests as provided for above, the Company will issue one Share for each Vested RSU. The Shares will be issued in accordance with the issuance schedule set forth in Section 5 of the Restricted Stock Unit Agreement.

Additional Terms/Acknowledgements: By clicking “Accept” in the Platform, Participant acknowledges receipt of, and understands and agrees to be bound to the terms of each of this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Agreement and the Plan (the “Grant Documents”). Participant further acknowledges that as of the Date of Grant, the Grant Documents set forth the entire understanding between Participant and the Company regarding this Award and supersede all prior oral and written agreements, offer letters, promises and/or representations with respect thereto, other than (i) equity awards previously granted and delivered to Participant, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, and (iii) any written employment or severance arrangement expressly providing for vesting acceleration of this Award upon the terms and conditions set forth therein (provided, however, that if there is any conflict in the vesting and/or acceleration terms, those contained in the Grant Documents will control).

Notwithstanding the above, if Participant has not actively accepted the Award in the Platform within 90 days of the Date of Grant set forth in this Restricted Stock Unit Grant Notice, Participant is deemed to have accepted the Award, subject to all of the terms and conditions of the Grant Documents.

BRAZE, INC.

(INTERNATIONAL FORM)

RESTRICTED STOCK UNIT AGREEMENT

(AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN)

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Agreement”, the definition of which shall include any special terms and conditions for your country set out in the attached appendix (the “Appendix”)) , Braze, Inc. (the “Company”) has granted to you a Restricted Stock Unit Award for the number of Shares (“RSUs”) indicated in the Grant Notice (the “Award”) under its Amended and Restated 2011 Equity Incentive Plan (the “Plan”). By accepting the Award on the Carta electronic interface or other applicable electronic capitalization system (the “Platform”), the undersigned Participant shall be deemed to have executed this Agreement as of the date of such acceptance.

The Award is granted to you effective as of the Date of Grant set forth in the Grant Notice for this Award. Capitalized terms not explicitly defined in this Agreement will have the same meanings given to them in the Plan and Grant Notice. The terms and conditions of the Award, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1. NATURE OF THE AWARD. The Award represents the right to be issued on a future date the number of Shares as indicated in the Grant Notice, upon the satisfaction of the terms set forth in this Agreement. Except as otherwise provided herein, you will not be required to make any payment to the Company with respect to your receipt of the Award, the vesting of the RSUs or the issuance of the underlying Shares.

2. VESTING. Subject to the limitations contained herein, the Award will vest in accordance with the vesting schedule provided in the Grant Notice. Upon termination of your continuous service as a Service Provider, any unvested RSUs, including RSUs that have met the Service-Based Requirement, will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such RSUs or the Shares covered thereby.

3. NUMBER OF SHARES.

(a) The number of RSUs subject to the Award may be adjusted from time to time for capitalization adjustments, as provided in Section 14(a) of the Plan.

(b) Any additional RSUs, shares, cash or other property that become subject to the Award pursuant to this Section, if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of issuance as applicable to the other shares covered by the Award.

(c) Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional Shares will be created pursuant to this Section. The Board will, in its discretion, determine an equivalent benefit for any fractional shares or fractional shares that might be created by the adjustments referred to in this Section.

4. SECURITIES LAW AND OTHER COMPLIANCE. You may not be issued any Shares under the Award unless either (a) the Shares are registered under the Securities Act; or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The Award also must comply with other applicable laws and regulations governing the Award, and you will not receive such Shares if the Company determines that such receipt would not be in compliance with such laws and regulations. The Company will be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state or foreign securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure so do.

5. DATE OF ISSUANCE.

(a) Subject to the satisfaction of the Tax-Related Items set forth herein, in the event one or more RSUs vest, the Company will issue to you one Share for each RSU that vests on the applicable Vesting Date (subject to any adjustment under Section 3 above) (such date, the “Original Issuance Date”).

(b) If the Original Issuance Date falls on a date that is not a business day, issuance will instead occur on the next following business day. In addition, to the extent applicable at a Vesting Date when the Shares are registered under the Securities Act, if:

(i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell Shares on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement”)), and

(ii) either (1) no Tax-Related Items apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Tax-Related Items by withholding Shares from the Shares otherwise due, on the Original Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer pursuant to Section 11 of this Agreement (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay the Tax-Related Items in cash, then the Shares that would otherwise be issued to you on the Original Issuance Date will not be issued on such Original Issuance Date and will instead be issued as soon as reasonably practicable following the date that you are not prohibited from selling Shares in the open public market, but, if you are subject to taxation in the United States, in no event later than (a) December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or (b) if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the year immediately following the year in which the Shares covered by this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

(c) The form of such issuance (e.g., a stock certificate or electronic entry evidencing such Shares) will be determined by the Company. In all cases, the issuance of Shares under this Award is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner.

6. DIVIDENDS. You will receive no benefit or adjustment to your RSUs with respect to any cash dividend, stock dividend or other distribution except as provided in the Plan with respect to a capitalization adjustment described in Section 14(a) of the Plan.

7. LOCK-UP PERIOD. By acquiring Shares under your Award, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any RSUs or any Shares issued thereunder, or other securities of the Company held by you, for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act or such other period as the underwriters or the Company request or as necessary to permit compliance with FINRA Rule 2241 and similar or successor regulatory rules and regulations (the “Lock-Up Period”); provided, however, that nothing contained in this Section will prevent the exercise of a repurchase option, if any, in favor of the Company or its designee, during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. You also agree to ensure that any transferee of any Shares (or other securities of the Company held by you) will be bound by this Section 7. To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Shares until the end of such period. The underwriters of the Company’s securities are intended third-party beneficiaries of this Section 7 and will have the right, power and authority to enforce the provisions of this Section 7 as though they were a party to this Agreement. You further agree that the obligations contained in this Section 7 shall also, if so determined by the Board, apply in connection with the Company’s initial listing of its Shares on a national securities exchange by means of (x) a registration statement on Form S-1 under the Securities Act (or any successor registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission) filed by the Company with the Securities and Exchange Commission that registers shares of existing capital stock of the Company for resale (a “Direct Listing”), provided that all holders of at least 5% of the Company’s outstanding Shares (after giving effect to the conversion into Shares of any outstanding Preferred Stock of the Company) are subject to substantially similar obligations with respect to such Direct Listing or (y) a transaction other than an initial public offering or Direct Listing, including, without limitation, in connection with a merger, a Change in Control or otherwise.

8. TRANSFER RESTRICTIONS. This Award is not transferable, except to your personal representative on your death. Shares that you acquire upon vesting and settlement of your Award are subject to a number of restrictions on transfer, including a right of first refusal that is described in the Company’s bylaws in effect at such time the Company elects to exercise its right. By accepting this Award on the Platform, you also hereby agree that to the terms of the Transfer Restriction and Voting Agreement and to evidence such agreement by accepting the terms of such agreement on the Platform. In addition to any other limitation on transfer created by applicable securities laws, you will not sell, assign, hypothecate, donate, encumber or otherwise dispose of all or any part of the shares subject to your Award or any interest in such Shares, whether voluntarily or by operation of law, by gift, by entering into a contract that requires Shares to be issued at a future date, or otherwise, except in compliance with this Agreement, the Company’s bylaws and applicable securities laws.

9. RESTRICTIVE LEGENDS AND STOP TRANSFER ORDERS.

(a) You understand and agree that the Company shall cause the legends set forth below or other appropriate legends as determined by the Company, in its sole discretion, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, VOTING REQUIREMENTS AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER AND VOTING RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) You further agree that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

10. AWARD NOT AN EMPLOYMENT OR SERVICE CONTRACT.

(a) Your continued status as a Service Provider with the Company or any Subsidiary, is not for any specified term and may be terminated by you or by the Company or such Subsidiary in accordance with applicable law and your employment agreement, if any. Nothing in this Agreement (including, but not limited to, the vesting of the Award pursuant to Section 2 or the issuance of the Shares subject to the Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan will: (i) confer upon you any right to continue as a Service Provider, employee of, or affiliation with, the Company or any Subsidiary; (ii) constitute any promise or commitment by the Company or a Subsidiary regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (iv) deprive the Company or any Subsidiary of the right to terminate your status as a Service Provider, or your employment or engagement (subject to applicable law and the terms of your employment agreement, if any) and without regard to any future vesting opportunity that you may have.

(b) By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award pursuant to Section 2 and pursuant to the Plan and the schedule set forth in the Grant Notice is earned only by continuing as a Service Provider (not through the act of being hired, being granted this Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Subsidiaries at any time or from time to time, as it deems appropriate (a “reorganization”). You further acknowledge and agree that such reorganization could result in the termination of your status as a Service Provider, or the termination of Subsidiary status of your employer and/or the loss of benefits available to you under this Agreement and the Plan, including but not limited to, the termination of the right to continue vesting in the Award.

(c) By accepting your Award, you acknowledge, understand and agree that:

(i) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan;

(ii) the grant of your Award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards (whether on the same or different terms), or benefits in lieu of awards, even if awards have been granted in the past;

(iii) your Award and any Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;

(iv) the future value of the Shares underlying the Award is unknown, indeterminable, and cannot be predicted with certainty;

(v) neither the Company nor your employer shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of your Award or of any amounts due to you pursuant to the vesting of your Award or the subsequent sale of any Shares received;

(vi) no claim or entitlement to compensation or damages shall arise from forfeiture of this Award resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if any), and in consideration of the grant of this Award to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company or your employer, waive your ability, if any, to bring any such claim, and release the Company and your employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim.

11. RESPONSIBILITY FOR TAXES.

(a) You acknowledge that, regardless of any action taken by the Company, the ultimate liability for all income and other tax (including U.S. federal, state, and local taxes and/or non-U.S. taxes), social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you or deemed by the Company in its discretion to be an appropriate charge to you even if legally applicable to the Company or your employer (“Tax-Related Items”) is and remains your responsibility and may exceed the amount actually withheld by the Company.

(b) Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or your employer (if not the Company or your former employer) to satisfy all Tax-Related Items. In this regard, you authorize the Company or its agent to satisfy their withholding obligations with regard to all Tax-Related Items, if any, by any of the following means or by a combination of such means: (i) withholding such amounts from any compensation otherwise payable to you by the Company or your employer; (ii) causing you to tender a cash payment; (iii) entering on your behalf (pursuant to this authorization without further consent) into a “same day sale” commitment with a broker dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be issued under the Award to satisfy the Tax-Related Items and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Tax-Related Items directly to the Company and/or its Subsidiaries; (iv) withholding Shares from the Shares issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date Shares are issued to you or, if and as determined by the Company, the date on which the Tax-Related Items are required to be calculated) equal to the amount of such Tax-Related Items; or (v) any other method of withholding determined by the Company and permitted by applicable law. However, the Company does not guarantee that you will be able to satisfy any Tax-Related Items through any of the methods described in the preceding sentence, and in all circumstances you remain responsible for timely and fully satisfying the Tax-Related Items. Depending on the withholding method employed, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including up to the maximum applicable rate in your jurisdiction to the extent permitted under the Plan, in which case you may receive a refund of any over-withheld amounts in cash and will have no entitlement to the equivalent in Shares. In the event any under-withholding results from the application of minimum statutory or other withholding rates, you may be required to pay additional amounts to the tax authorities. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, you are deemed to have been issued the full number of Shares subject to the vested portion of the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

(c) Finally, you agree to pay to the Company or your employer any amount of Tax-Related Items that the Company or your employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by any of the means previously described. Notwithstanding any contrary provision of the Plan, the Grant Notice or of this Agreement, if you fail to make satisfactory arrangements for the payment of any Tax-Related Items when due, unless otherwise determined by the Administrator, you permanently will forfeit the RSUs on which the Tax-Related Items were not satisfied and will also permanently forfeit any right to receive Shares thereunder. In that case, the RSUs will be returned to the Company at no cost to the Company.

12. INVESTMENT REPRESENTATIONS. In connection with your acquisition of the Award and the Shares under your Award, you represent to the Company the following:

(a) You are aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. You are acquiring the Shares for investment for your own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b) You understand that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of your investment intent as expressed in this Agreement.

(c) You further acknowledge and understand that the Shares must be held indefinitely unless the Shares are subsequently registered under the Securities Act or an exemption from such registration is available. You further acknowledge and understand that the Company is under no obligation to register the Shares. You understand that the certificate evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless the Shares are registered or such registration is not required in the opinion of counsel for the Company.

(d) You are familiar with the provisions of Rules 144 and 701 under the Securities Act, as in effect from time to time, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the securities exempt under Rule 701 may be sold by you 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144 and the Lock-Up Period agreement described in Section 7.

(e) In the event that the sale of the Shares does not qualify under Rule 701 at the time of issuance, then the Shares may be resold by you in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company; and (ii) the resale occurring following the required holding period under Rule 144 after you have purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

(f) You further understand that at the time you wish to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not have satisfied the current public information requirements of Rule 144 or 701, and that, in such event, you would be precluded from selling the Shares under Rule 144 or 701 even if the minimum holding period requirement had been satisfied.

13. NO OBLIGATION TO MINIMIZE TAXES. You acknowledge that the Company is not making representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting or settlement of the Award, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalent payments. Further, you acknowledge that the Company does not have any duty or obligation to minimize your liability for Tax-Related Items arising from the Award or to achieve any particular tax result and will not be liable to you for any Tax-Related Items arising in connection with the Award. If you become subject to taxation in more than one jurisdiction, the Company and/or your employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

14. NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Shares. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the Tax-Related Items arising in connection with the Award and by accepting the Award, you have agreed that you have done so or knowingly and voluntarily declined to do so.

15. UNSECURED OBLIGATION. The Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you pursuant to Section 5 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

16. NOTICES. Any notices provided for in the Grant Notice, this Agreement or the Plan will be given in writing and will be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five days after deposit in the national mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means, in the Platform, or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through the Platform.

17. MISCELLANEOUS.

(a) As a condition to the grant of your Award or to the Company’s issuance of any Shares under this Agreement, the Company may require you to execute certain agreements entered into with the holders of capital stock of the Company, including without limitation, a right of first refusal and co-sale agreement and a stockholders’ agreement.

(b) The rights and obligations of the Company under the Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by, the Company’s successors and assigns. Your rights and obligations under the Award may only be assigned with the prior written consent of the Company.

(c) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of the Award.

(d) You acknowledge and agree that you have reviewed the documents provided to you in relation to the Award in their entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting the Award, and fully understand all provisions of such documents.

(e) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(f) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(g) The Company reserves the right to impose other requirements on your participation in this Agreement, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18. GOVERNING PLAN DOCUMENT. The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of the Award and those of the Plan, the provisions of the Plan will control.

19. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

20. GOVERNING LAW AND VENUE. The interpretation, performance and enforcement of this Agreement will be governed by the law of the state of Delaware without regard to such state’s conflict of laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of New York and agree that such litigation shall be conducted only in the courts of New York County, New York, or the United States federal courts for the Southern District of New York, and no other courts, where this grant is made and/or to be performed.

21. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Subsidiary, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Subsidiary’s employee benefit plans.

22. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, subject to the terms of the Plan, the Administrator reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.

23. COMPLIANCE WITH SECTION 409A OF THE CODE. If you are subject to taxation in the United States, this Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulations Section 1.409A-1(b)(4). Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise deferred compensation subject to Section 409A, and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulations Section 1.409A-1(h)), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulations Section 1.409A-2(b)(2). Notwithstanding any contrary provision of the Plan, the Grant Notice, or of this Agreement, under no circumstances will the Company reimburse you for any taxes or other costs under Section 409A or any other tax law or rule. All such taxes and costs are solely your responsibility.

24. DATA PRIVACY.

(a) You explicitly and unambiguously acknowledge and consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, your employer, the Company, and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that the Company, any Parent or Subsidiary and your employer hold certain personal information about you, including, but not limited to, name, home address and telephone number, date of birth, social security number (or other identification number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in your favor for the purpose of implementing, managing and administering the Plan (“Data”). You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, in particular in the US, and that the recipient country may have different data privacy laws providing less protections of your personal data than your country. You may request a list with the names and addresses of any potential recipients of the Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”). You acknowledge that the recipients may receive, possess, process, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired upon the vesting of your Award. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Stock Plan Administrator in writing.

(b) For the purposes of operating the Plan in the European Union and the United Kingdom, the Company will collect and process information relating to you in accordance with the privacy notice from time to time in force.

25. LANGUAGE. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of this Agreement. If you have received this Agreement, or any other document related to this Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

26. FOREIGN ASSET/ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING. You may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of Shares or cash (including dividends and the proceeds arising from the sale of Shares) derived from your participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside your country. The applicable laws in your country may require that you report such accounts, assets and balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations and you are encouraged to consult with your personal legal advisor for any details.

27. APPENDIX. Notwithstanding any provisions in this Agreement, this Award shall be subject to the special terms and conditions for your country set forth in the Appendix attached hereto. Moreover, if you relocate to one of the countries included therein, the terms and conditions for such country will apply to you to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

* * *

APPENDIX

This Appendix includes special terms and conditions that govern the Award granted to you under the Plan if you reside and/or work in any country listed below.

The information contained herein is general in nature and may not apply to your particular situation, and you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation. If you are a citizen or resident of a country other than the one in which you are currently working and/or residing, transfer employment and/or residency to another country after the date of grant, are a consultant, change employment status to a consultant position, or are considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to you. References to your employer shall include any entity that engages your services.

GERMANY

There are no amendments to the RSU documents specific to Germany. The agreement applies unchanged for employees of Braze Germany GmbH.

SINGAPORE

Restriction on Sale of Shares. Shares acquired under the Plan prior to the six (6) month anniversary of the date of grant may not be sold or otherwise offered for sale in Singapore, unless such sale or offer is made (i) more than six months after the date of grant; or (ii) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Singapore Securities and Futures Act (Chapter 289) of Singapore (“SFA”) or pursuant to, and in accordance with the conditions of, any other applicable provision(s) of the SFA.

Securities Law Information. The Award is being granted to you pursuant to the “qualifying person” exemption under section 273(1)(i), read with section 273(4) of the SFA. The Plan has not been, nor will it be, lodged or registered as a prospectus with the Monetary Authority of Singapore.

Chief Executive Officer and Director Notification Obligation. You acknowledge that if you are the Chief Executive Officer (“CEO”) or a director, as defined under the Companies Act (Chapter 50) of Singapore (“Singapore Companies Act”) of a Singapore-incorporated subsidiary (“Singapore Subsidiary”), you are subject to certain disclosure requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary in writing of any interest in shares, debentures, rights, participatory interests (where you are a director) or options (e.g., Awards or Shares) in the Singapore Subsidiary and/or its “related corporation” as defined under the Singapore Companies Act, within two business days of (i) its acquisition or disposal, or (ii) becoming a CEO or a director, whichever is later. In addition, you are also required to notify the Singapore Subsidiary in writing of any change in previously disclosed interest (e.g., when the Shares are sold) within two business days after the occurrence of the event giving rise to the change.

Personal Data. Paragraph 24(a) of the Agreement is deleted and replaced with the following:

“You explicitly and unambiguously acknowledge and consent to the collection, use, disclosure and transfer, in electronic or other form, of your Personal Data as described in this document by and among, as applicable, your employer, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that the Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, in particular in the United States, and that the recipient country may have different data privacy laws providing less protections of your Personal Data than Singapore, in which case the Company will ensure that such recipient(s) provide a standard of protection to such Personal Data so transferred that is comparable to the protection under the Singapore Personal Data Protection Act 2012 (No. 26 of 2012) (“PDPA”). You may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”). You acknowledge that the recipients may receive, possess, process, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Personal Data, as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired upon the vesting of your Award. You understand that Personal Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that the purposes for which your Personal Data will be collected or held may continue to apply even in situations where your employment with your employer has been terminated or altered. You may, at any time, view the Personal Data, request additional information about the storage and processing of the Personal Data, require any necessary amendments to the Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Stock Plan Administrator in writing.

For the purposes of this clause, “Personal Data” has the same meaning as set out in the PDPA.”

TRANSFER RESTRICTION AND VOTING AGREEMENT

(INTERNATIONAL FORM)

By accepting the Award on the Platform pursuant to that certain Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement by and between the Company and the Participant on date hereof (the “RSU Agreement”), Participant shall be deemed to have executed this Transfer Restriction and Voting Agreement as of the date of such acceptance. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the RSU Agreement.

Participant hereby acknowledges and agrees that all Shares acquired by Participant pursuant to the RSU Agreement shall be subject to the transfer, voting and other restrictions (the “Transfer Restrictions”) as set forth in this Transfer Restriction and Voting Agreement (this “Transfer Restriction and Voting Agreement”) accepted by Participant on the Platform, but only to the extent that such Shares are not already subject to more restrictive, transfer, voting and other restrictions (which shall continue to apply to such Shares).

1. Transfer Restrictions

Shares acquired by Participant subject to the Grant Documents may not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of in contravention of the provisions of this Agreement or any of the provisions of the Company’s Bylaws. Except as otherwise provided in this Transfer Restriction and Voting Agreement and in the Company’s Bylaws, the Shares may be sold, transferred, assigned, pledged, encumbered or otherwise disposed of only with the Company’s prior written consent, which consent may be withheld in the Company’s sole and absolute discretion. If the Company consents to such sale, transfer, assignment, pledge, encumbrance or other disposal of the Shares, the Company may require Participant to provide an opinion of Participant’s legal counsel and the counsel of the transferee (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration under applicable securities laws or, in the Company’s sole discretion, the Company otherwise satisfies itself that such transaction is exempt from registration under applicable securities laws. Such restrictions on transfer, however, will not apply to a transfer to the Company in pledge as security for any purchase money indebtedness incurred by Participant in connection with the acquisition of the Shares. In addition, in the Company’s sole discretion, each person (other than the Company) to whom the Shares are transferred (each, a “Transferee”) may be required, as a condition precedent to the validity of such transfer and waiver of such restrictions on transfer, acknowledge in writing to the Company that (a) the Company shall be indemnified and held harmless by such Transferee against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by the Company in connection with or resulting from any claim, action, suit or proceeding to which the Company may be a party or in which the Company may be involved by reason of such Transferee’s acquisition of the Shares, and (b) such Transferee is bound by the provisions of the Plan, the RSU Agreement, this Transfer Restriction and Voting Agreement, the Master Voting Agreement (as defined below), as well as such other relevant documents and agreements, to the same extent the Shares would be so subject if retained by Participant.

2. Other Rights and Voting Restrictions.

Until the date on which the initial registration of the Shares under Section 12(b) or 12(g) of the Exchange Act first becomes effective, the Administrator may require Participant to become a party to a stock purchase agreement and/or a stockholders agreement or other similar agreement, in the form designated by the Administrator, pursuant to which the Participant grants to the Company and/or its other stockholders certain rights, including but not limited to co-sale rights, and/or agrees to certain voting and transfer restrictions with respect to the shares acquired by the Participant under the Plan.

3. Voting Agreement.

(a) Election and Removal of Directors. So long as the Participant owns any Shares issued pursuant to the Award, the Participant agrees that (i) the Participant shall vote the Shares to ensure that the members of the Board of Directors of the Company (the “Board”) will be designated and elected pursuant to the terms of that certain Fourth Amended and Restated Voting Agreement, dated as of September 24, 2018, by and among the Company and the Stockholders listed therein, as it may be amended and/or restated from time to time (the “Master Voting Agreement”), (ii) the Participant shall use the Participant’s best efforts, including, without limitation, voting or acting by written consent, with respect to all Shares that the Participant is entitled to vote and the Participant shall take all such actions, to cause the Board at all times to be constituted in accordance with this Section 3. The Participant agrees that on any vote regarding removal of a director designated pursuant to this Section 3, the Participant will vote all of the Shares that the Participant is entitled to vote pursuant to the terms of the Master Voting Agreement.

(b) Other Stockholder Votes. Subject to Section 3(a) hereof, so long as the Participant owns any Shares issued pursuant to the Award: (i) the Participant agrees to vote on all matters requiring stockholder approval all of the Shares that the Participant is entitled to vote in accordance with the recommendation, if any, of the Company’s then current Chief Executive Officer; and (ii) in the event that the Company’s then current Chief Executive Officer does not make a recommendation on a matter requiring stockholder approval, the Participant may vote the Shares that the Participant is entitled to vote in accordance with the Participant’s wishes.

(c) Termination of Voting Agreement. Notwithstanding the foregoing, the voting restrictions imposed by this Section 3 will terminate on the earlier to occur of: (i) the date on which the Participant no longer holds any Shares; and (ii) the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act.

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